THE AMERINDO INTERNET B2B FUND
                    THE AMERINDO HEALTH & BIOTECHNOLOGY FUND
                     (EACH A SERIES OF AMERINDO FUNDS INC.)


April 7, 2003

Dear Amerindo Internet B2B Fund and Amerindo Health & Biotechnology Fund
Shareholders:

   As described in the enclosed materials, the Amerindo Funds Inc. ("Amerindo Funds") Board of Directors has approved the merger of each of the Amerindo Internet B2B Fund (the "Internet B2B Fund") and the Amerindo Health & Biotechnology Fund (the "Health & Biotechnology") into the Amerindo Technology Fund (the "Technology Fund"). As a shareholder, we are writing to ask that you vote to approve these mergers. We at Amerindo Investment Advisors Inc. ("Amerindo") appreciate the confidence you have in us and, along with the Board of Directors, believe these mergers are in your best interest as shareholders.

   As a result of these mergers, assuming each is approved, you will receive shares of the Technology Fund in exchange for your shares of the Internet B2B Fund or the Health & Biotechnology Fund, respectively. The Technology Fund is our largest and most successful fund, and it has been ranked number one by Lipper out of 347 science and technology funds, for the year-to-date, first quarter and one year time periods ending on March 31, 2003. The Technology Fund returned 24.4% to its shareholders in the first quarter of 2003, during a period when the NASDAQ was up 0.4% and the S&P 500 was down 3.2%. We are obviously very optimistic about the prospects for the Technology Fund and are pleased with its recent performance.

   The Internet B2B Fund and the Health & Biotechnology Fund will be liquidated and dissolved if each merger is not approved, and therefore approval of each merger will enable you to continue your investment in a fund that seeks long-term capital appreciation, that is managed by the same seasoned management team, and that invests in common stocks of technology and health/biotechnology companies. The proposed transactions will result in a combined fund of approximately $90 million in assets, allowing the combined fund to take better advantage of economies of scale. These economies of scale will help maintain the cap the fund has placed on fees and expenses paid for by shareholders, while at the same time increasing the possibility of proportionately lower fees and expenses as assets increase.

   The enclosed Proxy Statement/Prospectus describes and seeks your approval of the merger transactions. As a result of the mergers, substantially all of the assets and stated liabilities of the Internet B2B Fund and Health & Biotechnology Fund would be transferred to the Technology Fund, and you will receive shares of the Technology Fund in exchange for your Internet B2B Fund and Health & Biotechnology Fund shares, respectively. Immediately following the transfer, the dollar value of your account would be the same as it was immediately prior to the transfer. No sales charge will be imposed on this exchange, and you will not recognize any gain or loss for Federal income tax purposes on the exchange. The Board of Directors of Amerindo Funds, including the disinterested directors, has unanimously approved the transaction for the reasons described in the Proxy Statement/Prospectus.

   The Board of Directors of Amerindo Funds unanimously recommends that you vote "FOR" the mergers. This package contains information about the proposed mergers and reorganization and includes all the material you will need to vote. Your vote is essential to approve the proposals.

   Although you should read the full text of the enclosed Proxy
Statement/Prospectus, enclosed you will also find a brief overview containing important questions and answers to help you understand and vote on the mergers and reorganization.

   Please read the enclosed carefully and cast your vote by completing and returning the enclosed proxy card or voting via the Internet or by telephone. If you have any questions, please call us at 888-832-4386. We will be glad to help you.

   Thank you for your consideration and continued support.

Sincerely,

/s/ Alberto Vilar                              /s/ Gary Tanaka

    Alberto Vilar                                  Gary Tanaka

                        IMPORTANT INFORMATION TO HELP YOU
                    UNDERSTAND AND VOTE ON THE REORGANIZATION

   Although you should read the full text of the enclosed Proxy Statement/Prospectus, we hope this brief overview will explain why the Board of Directors of Amerindo Funds Inc. ("Amerindo Funds") believes you should vote FOR the Agreement and Plan of Reorganization involving (i) the transfer of substantially all of the assets and liabilities of the Amerindo Internet B2B Fund (the "Internet B2B Fund") to the Amerindo Technology Fund (the "Technology Fund"), each a series of Amerindo Funds, and the exchange of your shares in the Internet B2B Fund for shares of the Technology Fund in a reorganization expected to be tax-free and (ii) the Agreement and Plan of Reorganization involving the transfer of substantially all of the assets and liabilities of the Amerindo Health & Biotechnology Fund (the "Health & Biotechnology Fund") to the Technology Fund and the exchange of your shares in the Health & Biotechnology Fund for shares of the Technology Fund in a reorganization expected to be tax-free (together with the Reorganization of the Internet B2B Fund into the Technology Fund, the "Reorganization").

                          Q & A: QUESTIONS AND ANSWERS

Q. WHY HAS YOUR BOARD OF DIRECTORS DECIDED TO RECOMMEND THE REORGANIZATION?

A. The Reorganization was unanimously approved by the Board of Directors of Amerindo Funds, including the disinterested directors, primarily because it would enable the shareholders of the Internet B2B Fund and the Health &
   Biotechnology Fund to continue to own shares of a fund with very similar investment objectives and strategies while maintaining the same experienced management team that these shareholders chose when they originally invested in Amerindo's Funds. The proposed transaction will result in a combined fund of approximately $90 million in assets, allowing the fund to take better advantage of economies of scale. These economies of scale will help Amerindo Funds maintain the cap it has placed on fees and expenses paid for by shareholders, while at the same time increasing the possibility of proportionately lower fees and expenses as assets increase.

Q. WHAT ARE THE ANTICIPATED ADVANTAGES OF THE REORGANIZATION TO SHAREHOLDERS?

A. The Reorganization will allow the shareholders to continue to own shares in a technology fund whose assets are managed by the same investment management team that has maintained a significant depth of experience and conviction in this investment universe. The investment portfolio of the combined fund is expected to have greater diversification and offer the potential for lower operating expenses and other economies of scale. Shareholders of the Internet B2B Fund and the Health & Biotechnology Fund will continue to have exposure to the same types of stocks in a combined fund with similar investment objectives, strategies and restrictions following the Reorganization.

Q. DO THE INTERNET B2B FUND AND THE HEALTH & BIOTECHNOLOGY FUND'S INVESTMENT OBJECTIVES AND POLICIES RESEMBLE THOSE OF THE TECHNOLOGY FUND?

A. Yes. Each of the Internet B2B Fund, the Health & Biotechnology Fund and the Technology Fund seek long-term capital appreciation. Each fund attempts to achieve their objective by investing primarily in common stocks of technology companies. As a fundamental policy, the Internet B2B Fund invests at least 80% of its net assets in common stocks of technology companies in the Internet business to business sector. As a fundamental policy, the Health & Biotechnology Fund invests at least 80% of its net assets in the common stock of companies in the health & biotechnology fields. The Technology Fund invests at least 80% of its assets in technology and health/biotechnology companies. Each of the funds may also invest in illiquid securities (securities subject to certain restrictions on their transfer) and private equity investments.

Q. WHO WILL MANAGE THE TECHNOLOGY FUND AFTER THE REORGANIZATION?

A. Amerindo Investment Advisors Inc. ( "Amerindo"), the current investment adviser for Amerindo Funds, will continue to manage the Technology Fund following the Reorganization. The same fee structure will apply for the Technology Fund as is currently in place for all three funds.

Q. HOW DO THE EXPENSE STRUCTURES OF THE THREE FUNDS COMPARE?

A. The expense structure for the three funds are substantially identical.

   -- Shares of each of the funds are subject to a 2.0% redemption fee for shares held less than one year. The redemption fee will not be imposed on the Internet B2B Fund shares or the Health & Biotechnology Fund shares that you surrender in exchange for shares of the Technology Fund in the Reorganization.

   -- Amerindo Funds has adopted a distribution plan under which Amerindo Funds may pay up to 0.25% of its average daily net assets to compensate Amerindo for certain expenses and costs incurred in connection with providing shareholder servicing, maintaining shareholder accounts and compensating parties with which it has written agreements and whose clients own shares of Amerindo Funds.

   -- There are no front-end sales charges or contingent deferred sales charges on the purchase or sale of shares of each of the funds.

   -- The advisory fee payable by Amerindo Funds to Amerindo is equal to 1.50% of each fund's average daily net assets.

   -- The annual operating expenses of the Internet B2B Fund (as a percentage of average daily net assets) for the period ending February 28, 2003 were 6.30%. The annual operating expenses of the Health & Biotechnology Fund for the period ending February 28, 2003 were 7.74%. The annual operating expenses of the Technology Fund for the period ending March 31, 2003 were 3.44.

   -- Amerindo has agreed to waive fees and/or reimburse expenses of the Technology Fund so that the Technology Fund's annual operating expenses do not exceed 2.25%.

Q. WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE REORGANIZATION?

A. The Board of Directors of Amerindo Funds expects to obtain a legal opinion from its counsel that, subject to certain conditions, the transaction will be structured as a tax-free event for Federal income tax purposes to shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively. In other words, you will not have a taxable gain or loss if your shares are converted into shares of the Technology Fund as a result of the Reorganization.

   However, you may recognize a capital gain or loss if you sell your Internet B2B Fund or your Health & Biotechnology Fund shares before the
   Reorganization if you sell the Technology Fund shares you receive in the Reorganization, or if the Reorganization is not approved by the shareholders.

Q. WHAT WILL BE THE SIZE OF THE TECHNOLOGY FUND AFTER THE REORGANIZATION?

A. As of March 31, 2003, the net assets of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund were approximately $81.9 million, $4.0 million and $3.2 million, respectively, which would result in the Technology Fund having net assets of $89.1 million if the Reorganization was completed on that date. Actual combined assets of the Technology Fund as a result of the Reorganization will be determined as of the closing date of the Reorganization.

Q. HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF THE TECHNOLOGY FUND THAT I WILL RECEIVE IN THE REORGANIZATION?

A. As of the close of trading on the effective date of the Reorganization, Internet B2B Fund shareholders and Health & Biotechnology Fund shareholders will receive the number of full and fractional shares of the Technology Fund that is equal in dollar value to the aggregate net asset value of their shares of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, on that date. In other words, you will receive shares of the Technology Fund that have the same value as the shares you then hold in the Internet B2B Fund and/or the Health & Biotechnology Fund. The effective date is expected to be May 9, 2003.

Q. WILL I HAVE TO TAKE ANY STEPS TO RECEIVE SHARES OF THE TECHNOLOGY FUND IN THE REORGANIZATION?

A. If the Reorganization is approved by shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, you will automatically receive the number of shares of the Technology Fund which you are entitled to receive, in exchange for your shares of the Internet B2B Fund and the Health & Biotechnology Fund, respectively. You will not be required to take any steps to receive these shares. You will receive a statement from Amerindo Funds shortly after completion of the Reorganization setting forth the number of Technology Fund shares you received, your new Technology Fund account number and relevant contact information.

Q. WHAT IF THE MERGERS ARE NOT APPROVED?

A. If the shareholders of either the Internet B2B Fund or the Health & Biotechnology Fund do not approve its merger and reorganization, then that mutual fund will be liquidated and those shareholders will realize a taxable gain or loss on their investment.

Q. WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED DATE OF THE SPECIAL SHAREHOLDER MEETING?

A. Although we expect to have a quorum for the meeting, if a quorum is not obtained, the meeting will be adjourned to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that we can avoid additional expense and delay. If, by the time scheduled for the meeting, the sufficient votes to approve or disapprove the Agreements and Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies from shareholders.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Internet B2B Fund or Health & Biotechnology Fund that you owned on the record date. The record date was March 12, 2003.

Q. HOW DO I VOTE MY SHARES?

A. You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. You have been provided the opportunity on your proxy card or voting instruction form to vote your proxy via the telephone or the Internet, please take advantage of these voting options. You may also vote in person at the shareholders' meeting. If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the meeting and then vote in person at the meeting or you may submit a superseding proxy by mail, by telephone or via the Internet.

Q. WHOM DO I CALL IF I HAVE QUESTIONS AFTER READING THESE MATERIALS?

A. If you have questions regarding the meeting, the proposal and/or the Proxy Statement/Prospectus, please call Amerindo Funds at our toll free number, 1-888-832-4386.

Q. WHAT IS THE BOARD'S RECOMMENDATION?

A. The Board of Directors of the Internet B2B Fund and the Health & Biotechnology Fund has determined that Internet B2B Fund and Health & Biotechnology Fund's shareholders are likely to benefit from the Reorganization and believe that it is in the best interests of the Internet B2B Fund and the Health & Biotechnology Fund and their shareholders. The Board encourages shareholders to vote FOR the Reorganization.

                         THE AMERINDO INTERNET B2B FUND
                    THE AMERINDO HEALTH & BIOTECHNOLOGY FUND
                     (EACH A SERIES OF AMERINDO FUNDS INC.)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2003


399 Park Avenue
New York, New York 10022
888-832-4386

   A Special Meeting of Shareholders of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, each a series of the Amerindo Funds Inc. (the "Fund") will be held at 2:00 p.m. on May 2, 2003 at the offices of Amerindo Investment Advisors Inc. at 399 Park Avenue, New York, New York 10022 for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement/Prospectus dated April 7, 2003:

   For the Amerindo Internet B2B Fund:

      1. To approve the Agreement and Plan of Reorganization of the Amerindo Internet B2B Fund, a series of the Fund and the Amerindo Technology Fund (the "Surviving Series"), another series of the Fund.

   For the Amerindo Health & Biotechnology Fund:

      2. To approve the Agreement and Plan of Reorganization of the Amerindo Health & Biotechnology Fund, a series of the Fund and the Surviving Series.

      3. To transact such other business as may properly come before the meeting.

   Only shareholders of record at the close of business on March 12, 2003 are entitled to notice of, and to vote at, the meeting.

                            By Order of the Board of Trustees
                            HEATHER LEWIS, Secretary

New York, New York
April 7, 2003

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU CAN SAVE TIME BY VOTING THROUGH THE INTERNET OR BY TELEPHONE AS DESCRIBED ON THE ENCLOSED PROXY CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO AMERINDO INVESTMENT ADVISORS INC. OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY OR VOTING VIA THE INTERNET OR TELEPHONE. IF WE DO NOT HEAR FROM YOU AFTER A REASONABLE AMOUNT OF TIME, YOU MAY RECEIVE A TELEPHONE CALL FROM OUR PROXY SOLICITOR, GEORGESON SHAREHOLDER COMMUNICATIONS INC. REMINDING YOU TO VOTE YOUR SHARES.

                                                  Filed Pursuant to Rule 497(b)
                                                  Registration No. 333-103466


                       COMBINED PROXY STATEMENT/PROSPECTUS

                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                                EACH A SERIES OF
                               AMERINDO FUNDS INC.
                                 399 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                  888-832-4386

   This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Amerindo Funds Inc. (the "Fund") for use at the special meeting of shareholders of the Amerindo Internet B2B Fund (the "Internet B2B Fund") and shareholders of the Amerindo Health & Biotechnology Fund (the "Health & Biotechnology Fund" and, together with the Internet B2B Fund, the "Merging Series") to be held at 2:00 p.m. on May 2, 2003 at the offices of Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York and at any adjournment(s) thereof.

   The purpose of the meeting is to consider the approval of: (1) an Agreement and Plan of Reorganization that would effect the reorganization of the Internet B2B Fund into the Amerindo Technology Fund (the "Surviving Series"), another series of the Fund, and (2) an Agreement and Plan of Reorganization that would effect the reorganization of the Health & Biotechnology Fund into the Surviving Series, as described below. Under each respective reorganization agreement, all of the assets of the Internet B2B Fund and the Health & Biotechnology Fund would be transferred to the Surviving Series in exchange solely for shares of beneficial interest in the Surviving Series and the assumption by the Surviving Series of all known liabilities of each respective Merging Series.

   Shares of the Surviving Series would then be distributed pro rata to the shareholders of the respective Merging Series, and then the respective Merging Series would be liquidated. As a result of the proposed transactions, said shareholders would receive a number of full and fractional shares of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of the respective Merging Series shares on the effective date of the reorganization.

   The investment objective of the Surviving Series is to seek long-term capital appreciation. The Surviving Series pursues this objective by investing in the equity securities of technology-related companies.

   Amerindo Investment Advisors Inc. will continue to serve as adviser to the Surviving Series for the same investment management fees as are currently charged to the shares of the Surviving Series. Accordingly, if the reorganizations are approved, the annual expenses and expense cap reimbursements for the Surviving Series will be the same as those pertaining to the current shares of the Surviving Series.

   The Surviving Series and each of the Merging Series are series of the same open-end management investment company. The Internet B2B Fund has an investment objective of long-term capital appreciation by investing in equity securities of Internet B2B companies. The Health & Biotechnology Fund has an investment objective of long-term capital appreciation by investing in common stocks of health and biotechnology companies.

   The Fund files reports, proxy materials and other information with the Securities and Exchange Commission ("SEC"). Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at HTTP://WWW.SEC.GOV. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

   This Proxy Statement/Prospectus sets forth concisely information about the Surviving Series and the Merging Series that shareholders of each should know before investing and should be read and retained by investors for future reference.

   A Statement of Additional Information dated April 7, 2003 relating to this Combined Proxy Statement/Prospectus has been filed with the SEC and is incorporated by reference herein. In addition, a prospectus for the Fund dated February 28, 2003, and a Statement of Additional Information for the Fund dated February 28, 2003, have been filed with the SEC and are incorporated by reference herein. Copies of all of these documents are available without charge and can be obtained by writing to Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York 10022 or calling (888) 832-4386.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This Combined Proxy Statement/Prospectus is dated April 7, 2003.

                                TABLE OF CONTENTS

                                                                           Page

INTRODUCTION ..............................................................  1

      Synopsis ............................................................  1

      Principal Risk Factors ..............................................  4

      Comparison of Fees and Expenses .....................................  7

INFORMATION ABOUT THE REORGANIZATION ......................................  8

      The Plans and Vote Required .........................................  8

      Method of Carrying Out the Plans ....................................  9

      Description of Shares to be Issued .................................. 10

      Reasons for the Reorganization ...................................... 10

      Tax Aspects ......................................................... 11

      Capitalization Table (Unaudited) .................................... 13

ADDITIONAL INFORMATION ABOUT THE SERIES ................................... 13

      Investment Objectives and Policies .................................. 13

      Investment Restrictions ............................................. 13

      Portfolio Transactions .............................................. 14

      Dividends and Distributions ......................................... 14

      Rights of Shareholders .............................................. 14

      Advisory Arrangements ............................................... 14

      Distribution Arrangements ........................................... 14

      Further Information ................................................. 14

VOTING MATTERS ............................................................ 14

      Generally ........................................................... 14

      Quorum and Adjournments ............................................. 16

      Appraisal Rights .................................................... 17

FINANCIAL STATEMENTS ...................................................... 17

OTHER MATTERS ............................................................. 17

                                  INTRODUCTION

SYNOPSIS
   This synopsis provides a concise summary of the information contained in this Combined Proxy Statement/Prospectus, and presents key considerations for shareholders of each of the Merging Series to assist them in determining whether to approve the Agreements and Plans of Reorganization of each of the Merging Series (the "Plans").

   SUMMARY OF THE PROPOSED REORGANIZATION. On January 29, 2003, the Board of Directors of the Fund (the "Board") approved the Plans, which contemplate combining two separate series of the Fund into one other series of the Fund (the "Reorganization"). The Reorganization will be effected in accordance with the terms of each Plan, forms of which are attached to this Proxy
Statement/Prospectus as Appendix A and Appendix B. The Plans provide for:

      o the acquisition of all of the assets of each of the Merging Series by the Surviving Series in exchange solely for shares of beneficial interest in the Surviving Series;

      o the assumption by the Surviving Series of all known liabilities of each Merging Series;

      o the pro rata distribution of the Surviving Series shares to each applicable Merging Series shareholders in exchange for the outstanding Merging Series shares; and

      o the complete liquidation of the Merging Series as provided in the Plans.

   The Reorganization is anticipated to occur on or about May 9, 2003. If each Plan is implemented, the shareholders of each Merging Series will receive a number of full and fractional shares of the Surviving Series shares with an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Series as of the closing date of the Reorganization.

   The implementation of each Plan is subject to a number of conditions set forth therein. See "Information About the Reorganization - The Plans and Vote Required" and "Information About the Reorganization - Method of Carrying Out the Plans." Among the significant conditions (which may not be waived) are:

      o the receipt by the Fund on behalf of each of the Merging Series and Surviving Series (each a "Series" and together, the "Series") of an opinion of counsel that, for federal income tax purposes, each Plan will qualify as a tax free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

      o the separate approval of the Plans for each Merging Series by the shareholders of each respective Merging Series.

   Each Plan provides that the Surviving Series will bear all costs and expenses of the Reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Proxy Statement/Prospectus and the proxy, and the solicitation of voting instructions.

   The Board has determined that the interests of all existing shareholders of the Fund will not be diluted as a result of the transactions contemplated by each Plan. For the reasons set forth below under "Reasons for the Reorganization," the Board of Directors, including the disinterested directors, concluded that each Plan would be in the best interests of the shareholders of the Fund and recommends approval of the Plans.

   TAX CONSEQUENCES. At the closing of the Reorganization contemplated herein, the Fund on behalf of each Merging Series and Surviving Series, will receive an opinion of counsel, subject to customary assumptions and representations, that, for Federal income tax purposes, the Plans will qualify as tax free reorganizations described in Section 368(a) of the Code.

   No gain or loss will be recognized by the Internet B2B Fund or the Health & Biotechnology Fund on the transfer of the assets of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, to the Surviving Series solely in exchange for Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Internet B2B Fund and the Health & Biotechnology Fund or upon the distribution of Surviving Series shares to the Internet B2B Fund and the Health & Biotechnology Fund shareholders in exchange for their shares of the Internet B2B Fund and the Health & Biotechnology Fund, respectively.

   No gain or loss will be recognized by the Surviving Series upon the receipt of the assets of the Internet B2B Fund and the Health & Biotechnology Fund solely in exchange for the Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Internet B2B Fund and the Health & Biotechnology Fund.

   INVESTMENT OBJECTIVES AND POLICIES. Each Merging Series and the Surviving Series are non-diversified investment management companies that have the same investment objective in that each seeks to achieve long-term capital appreciation. The Merging Series and the Surviving Series also have substantially similar investment policies. The investment strategies used by each of the Merging Series and the Surviving Series differ, however, in the degree of concentration of their respective portfolios. There can be no assurance that either of the Merging Series or the Surviving Series will achieve its investment objective.

   INTERNET B2B FUND
   Under normal circumstances, the Internet B2B Fund invests at least 80% of its assets in a non-diversified portfolio of common stock of technology companies. Such technology companies are in the Internet business to business ("B2B") sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components, business to business operations over the Internet. The investment strategy focuses on three primary areas that are driving the growth of the Internet: infrastructure software, telecommunications companies supporting B2B and pure B2B e-commerce companies. In addition to investing at least 80% of its net assets in technology companies, the Internet B2B Fund may also invest in the stock of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

   HEALTH & BIOTECHNOLOGY FUND
   The Health & Biotechnology Fund has an investment objective of long-term capital appreciation by investing at least 80% of its assets in the common stocks of companies in the health and biotechnology fields which in the opinion of the Adviser (as hereinafter defined), have the potential for capital appreciation. The health and biotechnology fields include technology for healthcare management, pharmaceuticals and healthcare services or devices.

   TECHNOLOGY FUND
   The Surviving Series has an investment objective of seeking long term capital appreciation by investing at least 80% of its net assets in technology companies. With respect to the Surviving Series, technology companies are those companies with business operations in either the technology or science areas. The Internet B2B and the Health & Biotechnology Funds reflect specialized concentrated portfolios within the technology sector; however, the Surviving Series includes both of these components in its portfolio strategy maintaining a more general technology exposure. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Surviving Series may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. The Series invest primarily in U.S. and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common and preferred stocks.

   WHAT THE FUNDS HAVE IN COMMON
   Each Series is a non-diversified investment management company. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the portfolio of each Series. The expansion of technology, science, healthcare and biotechnology areas, however, also provides a favorable environment for investment in small to medium capitalized companies. A Series' investment policy is not limited to any minimum capitalization requirement and each Series may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for each Series is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. Moreover, each Series may purchase shares of companies during their initial public offerings or during an additional public offering of the same security. In addition, a significant portion of each Series holdings will be invested in newly-issued securities being sold in the secondary market.

   Although each Series primarily invests in common stocks issued by U.S. companies, each Series also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with each Series' investment objective by the Adviser.

   A Series does not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Series may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Series invests only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Baa or higher by Moody's Investor Service, Inc., BBB or higher by Fitch Investors Services, Inc., or BBB or higher by Duff & Phelps Credit Rating co.) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. Such securities may have speculative characteristics. In addition, the Series will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Series' investment objective, provided, however, that such securities do not exceed 5% of a Series' total assets.

   PRIMARY DIFFERENCES AMONG THE FUNDS
   As noted above, the primary differences among the Series is the level of concentration in a particular sector of the technology industry. The Technology Fund invests in both technology and health and biotechnology companies. Therefore, one will generally find a greater percentage of health and biotechnology companies in the Health & Biotechnology Fund than one would find in the Internet B2B Fund and Technology Fund, and a greater percentage of Internet B2B companies in the Internet B2B Fund than one would find in the Health & Biotechnology Fund and the Technology Fund. However, it is expected that each Series will be composed of some of the same portfolio securities.

   See "Principal Risk Factors" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Surviving Series and each Merging Series. You can also find additional information for the Surviving Series in the Fund's Prospectus.

   INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AND SERVICE PLAN FEES. Amerindo Investment Advisors Inc. is the investment adviser for the Fund (the "Adviser") and SEI Investments Global Funds Services is the administrator for the Fund (the "Administrator"). Currently, the advisory fee payable by the Fund to the Adviser under the Investment Advisory Agreement is equal to 1.50% of each Series' average daily net assets. The administration fee payable by the Fund to the Administrator under the Administration Agreement is equal to .125% of the average daily net assets on the first $250 million, .09% on the next $250 million, .07% on the next $500 million and .05% on assets over $1 billion with a minimum fee for each domestic portfolio of $85,000 and $100,000 for each international portfolio. The annual fee for each additional class of shares is $15,000.
   The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 (the "Rule 12b-1 Plan") under the Investment Company Act of 1940, as amended (the "Act") which regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Fund may pay up to 0.25% of its average daily net assets pursuant to its 12b-1 Plan, to compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing, maintaining shareholder accounts and compensating parties with which it has written agreements and whose client own shares. See "Additional Information About the Funds - Distribution Arrangements."

   PURCHASES, REDEMPTIONS AND EXCHANGES. The shares of each Series do not have an initial sales charge or a CDSC. The shares of each Series are subject to a 2.00% redemption fee for shares held less than one year. The Fund does not charge an exchange fee but the redemption fee of 2.00% is assessed on the exchange of shares of each Series held less than one year. There will be no redemption fee assessed on shares in connection with the consummation of the Plans.

   Shares of the Surviving Series issued to the shareholders of each of the Merging Series as a result of the proposed Reorganization will be deemed to be held for the period the shares were held in the Merging Series prior to the Reorganization and in the Surviving Series after the reorganization for purposes of determining whether the redemption fee is applicable. The Surviving Series may redeem a shareholder's account if the balance in the account falls below $2,500 after having been given at least 60 days' written notice of any proposed redemption and the option to purchase additional shares to avoid the redemption is not exercised by the shareholder.

   OTHER CONSIDERATIONS. In the event the shareholders of the Merging Series do not approve the Plans, each of the Merging Series will be liquidated, subject to shareholder approval. Shareholders have no right of appraisal, but may continue to redeem their shares in accordance with normal Fund redemption policies.

   COST OF THE REORGANIZATION. The cost of the preparation and distribution of the proxies and proxy statements and any other out-of-pocket expenses associated with this Reorganization incurred by the Fund in an amount of approximately $80,000 will be borne by the Surviving Series.

   This Synopsis is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, including information incorporated by reference herein.

PRINCIPAL RISK FACTORS
   Since each of the Merging Series and the Surviving Series all invest primarily in common stocks of companies, investors are subject to risks inherent in an investment in common stocks, including stock market fluctuations, fluctuations in the value of each Series' portfolios and liquidity risks (the risk that a trading market may not exist for a stock when a Series decides to sell it). When stock prices fluctuate, the Series' share prices may go down in value. Also, common stocks selected by each Series may or may not increase in value when the stock market is rising or may fail to perform as expected. Moreover, each of the Merging Series and the Surviving Series invest in technology-related companies.

   The following discussion of risk factors applies to both the Merging Series and the Surviving Series portfolios and will continue to apply to an investment in the Surviving Series after the consummation of the Plans. As was stated herein, since each of the Merging Series and the Surviving Series portfolio makeup consist of many of the same securities, the risks for each of the Series are substantially similar.

   TECHNOLOGY AND INTERNET B2B SECTOR. Companies in the rapidly changing fields of technology and science face special risks. The value of a Series' shares may be susceptible (i) to factors affecting the technology area and (ii) to greater risk and market fluctuations than a fund that invests in a broader range of portfolio securities that is not concentrated in any particular industry. Technology-related companies are often subject to dependence upon governmental policies and governmental regulation, including approval of products and services. Additionally, those companies may be subject to risks of developing technologies, competitive pressures and other factors dependent upon consumer and business acceptance as new technologies evolve.

   HEALTHCARE AND BIOTECHNOLOGY AREAS. The healthcare industry is subject to government regulations and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent consideration, intense competition, rapid technological change and obsolescence and government regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

   CONCENTRATION. The volatile nature of the technology, science, healthcare and biotechnology areas could cause price appreciation in a particular security or securities that results in that investment increasing in concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of a portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

   The Adviser reviews the positions of each Series on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Adviser will evaluate the appropriateness of that level of investment in light of the overall investment strategy of the Surviving Series and applicable regulatory and tax implications.

   SMALLER CAPITALIZED COMPANIES. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a Series has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

   BORROWING. Each of the Merging Series and the Surviving Series may, from time to time, borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Series' total assets less its liabilities and will be made at prevailing interest rates. The Series may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

   ILLIQUID SECURITIES. Each of the Merging Series and the Surviving Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week. Generally, each Series will not sell restricted securities publicly without the expense and time required to register the securities under the Securities Act of 1933 or sell the securities under Rule 144 or other rules under the Securities Act of 1933 which permit only limited sales under specified conditions. In addition, contractual or practical limitations may inhibit the Series' ability to sell, distribute or liquidate their investments in such securities. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Series' portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized.

   PRIVATE EQUITY INVESTMENTS. The restricted securities in which each of the Series may invest include private equity investments in venture capital companies ("Private Equity Investments"). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among those are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Series will have no control.

   Moreover, the value of Private Equity Investments cannot be precisely determined. These instruments are valued under procedures established by and under the general supervision of the Board designed to reflect in good faith the fair value of such investments. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. Historic cost will generally be the appropriate measure of value for a Private Equity Investment, except where compelling circumstances justify another valuation in the view of the Adviser's Investment Committee. Circumstances which would ordinarily compel serious consideration of the appropriateness of revaluation (but not necessarily compel revaluation itself) would be (i) the pricing obtained for new rounds of financing, particularly financing obtained in significant amounts from new unrelated investors, (ii) the discontinuation of operations or an important component of operations or the commencement of insolvency proceedings, (iii) the reorganization of the issuer or of an important component of its operations, by combination, division or otherwise,
(iv) macro factors dramatically influencing or affecting the sector or space generally and across the board (such as information concerning pricing in the public markets), and (v) any other factor or set of factors which, when viewed in the totality of the circumstances would compel an investment professional to conclude that there had occurred an objectively verifiable change in the circumstances of the issuer or in the environment which is not likely to be reversed in any relevant time frame and which renders historic cost an obsolete, misleading measure of current value for which there is a readily determined and more reliable measure (as would clearly be the case, for instance, where there is a new round of financing from a new unrelated source or where insolvency proceedings have commenced). Considerable judgment is required in interpreting market data to determine the estimates of value; accordingly, the estimates of value are not necessarily indicative of the amount that could be realized in a market exchange. The Adviser has also adopted a policy with respect to the valuation of publicly traded securities which are restricted. A certain percentage is deducted from the closing public sale price for the relevant security on its principal exchange, based upon the length of time remaining during which the securities held are restricted.

   The Adviser's Investment Committee will review the value of all Private Equity Investments no less frequently than quarterly and will undertake interim reviews and extraordinary reviews as circumstances warrant. However, there can be no assurance that such value will represent the return that might ultimately be realized by a Series from the investments.

   TEMPORARY INVESTMENTS. When the Adviser believes that adverse business or financial conditions warrant a temporary defensive position, each Series may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, each Series may not achieve its investment objective.

   REPURCHASE AGREEMENTS. Each Series' portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. Each Series require continual maintenance by the Series' custodian of the market value of underlying collateral in amounts equal to, or in excess of , the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, a Series will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Series may be delayed or limited and a Series may incur additional costs. In such case, a Series will be subject to risks associated with changes in the market value of the collateral securities. Each Series limits repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Act.

   NON-DIVERSIFIED STATUS. Each of the Surviving Series and the Merging Series is a non-diversified fund. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Surviving Series after the Reorganization.

COMPARISON OF FEES AND EXPENSES
   The following table shows the comparative fees and expenses of each of the Merging Series and the Surviving Series. The table also reflects the pro forma fees for the Surviving Series after giving effect to the Reorganization. Based upon this comparison, the shareholders will bear the benefit of a decrease in the applicable current estimated expense ratio of the Reorganization.

                                    FEE TABLE



                                                                                                              HEALTH &
                                                                       TECHNOLOGY          INTERNET           BIOTECH-
SHAREHOLDER FEES                                                          FUND                B2B              NOLOGY
--------------------------                                           --------------     --------------     --------------
(FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of
   offering price) .................................................      None                None             None
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price) .............................      None                None             None
Maximum Sales Charge (Load) Imposed
   on Reinvestment Dividends .......................................      None                None             None
Redemption Fee .....................................................      2.00%               2.00%            2.00%
Exchange Fee .......................................................      None                None             None
Maximum Account Fee ................................................      None                None             None


                                                                       TECHNOLOGY
                                                                          FUND             TECHNOLOGY          TECHNOLOGY
                                                                        PRO FORMA             FUND                FUND
                                                                        COMBINED            PRO FORMA           PRO FORMA
                                                                        (CLASS D            COMBINED            COMBINED
                                                                        SHARES OF             WITH             WITH HEALTH
                                                                        SURVIVING           INTERNET           & BIOTECH-
SHAREHOLDER FEES                                                         SERIES)               B2B             NOLOGY FUND
--------------------------                                           --------------      --------------    -------------------
(FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of
   offering price) .................................................     None                 None               None
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price) .............................     None                 None               None
Maximum Sales Charge (Load) Imposed
   on Reinvestment Dividends .......................................     None                 None               None
Redemption Fee .....................................................     2.00%                2.00%              2.00%
Exchange Fee .......................................................     None                 None               None
Maximum Account Fee ................................................     None                 None               None




                                                                                                              HEALTH &
                                                                       TECHNOLOGY          INTERNET           BIOTECH-
ANNUAL FUND OPERATING EXPENSES                                            FUND                B2B              NOLOGY
-----------------------------------------------------                --------------     --------------     --------------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees ....................................................      1.50%               1.50%            1.50%
Distribution and Service (12b-1) Fees ..............................      0.25%               0.25%            0.25%
Other Expenses .....................................................      1.40%               3.55%            4.44%
Total Annual Fund Operating Expenses ...............................      3.15%               5.30%            6.19%
Fee Waiver/Expense Reimbursement(1) ................................      0.90%               3.05%            3.94%
Net Total Annual Fund Operating
   Expenses ........................................................      2.25%               2.25%            2.25%


                                                                       TECHNOLOGY
                                                                          FUND             TECHNOLOGY          TECHNOLOGY
                                                                        PRO FORMA             FUND                FUND
                                                                        COMBINED            PRO FORMA           PRO FORMA
                                                                        (CLASS D            COMBINED            COMBINED
                                                                        SHARES OF             WITH             WITH HEALTH
                                                                        SURVIVING           INTERNET           & BIOTECH-
ANNUAL FUND OPERATING EXPENSES                                           SERIES                B2B             NOLOGY FUND
-----------------------------------------------------                --------------      --------------    -------------------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees ....................................................     1.50%                1.50%              1.50%
Distribution and Service (12b-1) Fees ..............................     0.25%                0.25%              0.25%
Other Expenses .....................................................     1.20%                1.34%              1.39%
Total Annual Fund Operating Expenses ...............................     2.95%                3.09%              3.14%
Fee Waiver/Expense Reimbursement(1) ................................     0.70%                0.84%              0.89%
Net Total Annual Fund Operating
   Expenses ........................................................     2.25%                2.25%              2.25%

-----------------------
(1) The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement shall remain in effect until October 31, 2003 and will automatically renew for successive one-year periods thereafter.

EXAMPLE
   This Example is intended to help you compare the expenses associated with investing in each of the Merging Series and the Surviving Series. The expenses shown are at levels anticipated for the current fiscal year.

   The Example assumes that you invest $10,000 in a Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 YEAR          3 YEARS           5 YEARS       10 YEARS
                                                    -------------    --------------   -------------  -------------
Technology Fund: ...................................    $228            $703             $1,205         $2,585
Internet B2B: ......................................    $228            $703             $1,205         $2,585
Health & Biotechnology: ............................    $228            $703             $1,205         $2,585
Technology Fund Pro Forma Combined
   (Class D Shares of Surviving Series) ............    $228            $703             $1,205         $2,585
Technology Fund Pro Forma Combined
   with Internet B2B ...............................    $228            $703             $1,205         $2,585
Technology Fund Pro Forma Combined
   with Health & Biotechnology .....................    $228            $703             $1,205         $2,585


                      INFORMATION ABOUT THE REORGANIZATION

THE PLANS AND VOTE REQUIRED
   On January 29, 2003, the Board adopted the Plans and approved the Plans' submission to the shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively. The Plans (copies of which are set forth in full as Appendix A and Appendix B to this combined Proxy Statement/Prospectus) contemplate the Reorganization under which (i) the acquisition by the Surviving Series, on the closing date of the Reorganization, of all of the assets of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Internet B2B Fund and the Health & Biotechnology Fund, respectively; (ii) the pro rata distribution of the Surviving Series shares to the Internet B2B Fund and the Health & Biotechnology Fund shareholders, respectively, in exchange for the outstanding shares of Internet B2B Fund and the Health & Biotechnology Fund, respectively, and (iii) the complete liquidation of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, as provided in the Plans.

   The result of the carrying out each of the Plans would be that (i) the Surviving Series would add to its gross assets and liabilities all of the assets and liabilities of the Internet B2B Fund and the Health & Biotechnology Fund, respectively (net of any liability for portfolio securities purchased but not settled), and (ii) the shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, would become shareholders of Surviving Series as soon as practicable after the closing. In essence, shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, who vote their shares in favor of the Plans are electing to redeem their shares of the Internet B2B Fund and the Health & Biotechnology Fund, respectively at net asset value and reinvest the proceeds in shares of the Surviving Series at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects" below). The holding period of the shares of the Surviving Series received by shareholders of the Merging Series in exchange for the Merging Series shares will include the period during which the shareholders held the Merging Series shares. The Surviving Series will bear all of the expenses associated with the Reorganization, including legal, accounting, printing, transfer agency, filing, proxy soliciting, transfer taxes and similar expenses incurred. Management estimates that the expenses of the Reorganization will not exceed $80,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of the Merging Series including the cost of any portfolio securities purchased but not yet settled.

   The vote of the holders of at least a majority of the outstanding shares of each of the Internet B2B Fund and the Health & Biotechnology Fund, respectively entitled to vote at the meeting is required for the approval of each Plan, including the liquidation and dissolution of each of the Internet B2B Fund and the Health & Biotechnology Fund, respectively. Under the Act, a majority vote requires at least: (i) 67% of the shares of each Merging Series represented at a meeting (by proxy or in person) where more than half of the outstanding shares are represented, or (ii) more than half of all outstanding shares of each of the Merging Series.

   If the shareholders do not approve the Plans, the Reorganization will not be effected and a complete liquidation of each of the Merging Series will thereafter occur, subject to shareholder approval. Additionally, if only one Plan is approved, the reorganization with respect to that particular Merging Series will be effected and the other Merging Series will remain a separate series of the Fund until it is thereafter liquidated.

METHOD OF CARRYING OUT THE PLANS
   The consummation of the transactions contemplated by the Plans is contingent upon the approval of this proposal by the shareholders of each of the Internet B2B Fund and the Health & Biotechnology Fund, respectively and the receipt of the opinions of counsel that, for Federal income tax purposes, each Plan will qualify as a tax free reorganization described in Section 368(a) of the Code and certificates set forth in Sections 10 and 11 of each of the Plans and the occurrence of the events described in those Sections.

   The assets of the Merging Series that are to be acquired by the Surviving Series include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Merging Series and any deferred or prepaid expenses shown as an asset on the books of the Merging Series on the closing date of the Reorganization. The Surviving Series will assume all liabilities, accrued expenses, costs, charges, and reserves of the Merging Series reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the Reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the Plans, or such later date as the parties may agree.

   The value of the Merging Series' assets to be acquired and the Merging Series' liabilities to be assumed by the Surviving Series and the net asset value of shares of the Surviving Series will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information as supplemented. The number of shares of the Surviving Series to be issued to each Merging Series will be determined by dividing (a) the value of the aggregate net assets attributable to shares of the Merging Series, respectively, by (b) the net asset value per share of the Surviving Series.

   On the closing date, the Merging Series will liquidate and distribute pro rata to their shareholders of record on March 12, 2003 the Surviving Series shares received by the Merging Series in exchange for their respective shares in the Merging Series. This liquidation and distribution will be accomplished by opening an account on the books of the Surviving Series in the name of each shareholder of record of the Merging Series and by crediting to each account the shares due pursuant to the Plans. Every Merging Series shareholder will own shares of the Surviving Series immediately after the Reorganization, the value of which will be equal to the value of the shareholder's Merging Series shares immediately prior to the Reorganization. To assist the Merging Series in this distribution, the Surviving Series, in accordance with a shareholder list supplied by the Merging Series, will cause its transfer agent to credit and confirm an appropriate number of shares of the Surviving Series to each shareholder of the Merging Series. No certificates for shares of the Surviving Series will be issued.

   At or prior to the closing date, the Merging Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Merging Series' shareholders all of the Merging Series' investment company taxable income for all taxable years ending at or prior to the closing date and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

   Under the Plans, all redemptions of shares of the Merging Series shall be permanently suspended on or about May 9, 2003 (the date that the Reorganization is expected to take place); only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by the Merging Series; redemption requests received by the Merging Series after that date will be treated as requests for redemptions of shares of Surviving Series to be distributed to the shareholders requesting redemption. The number of full and fractional shares of the Surviving Series to be issued to shareholders of the Merging Series will be based on the relative net asset values per share of the Merging Series and the Surviving Series determined at or immediately preceding the effective time of the Reorganization.

   Under the Plans, within one year after the closing date, the Fund shall on behalf of each of the Merging Series (a) effect each of the Merging Series' liquidation and dissolution under Maryland law and (b) either pay or make provision for all of its debts and taxes.

   The Merging Series will not sell portfolio securities and/or purchase other securities to the extent necessary so that the asset composition of the Merging Series is consistent with the investment policies and restrictions of the Surviving Series. In the event that the Merging Series had to sell any portfolio securities at a gain, current shareholders would receive a capital gain dividend.

   Under the Plans, either party to the Plans may abandon and terminate the Plan at any time prior to the closing date without liability if (i) the other party breaches any material provision of the Plan, (ii) prior to the closing date, any legal, administrative or other proceeding shall be instituted or threatened seeking to restrain or otherwise prohibit the transactions contemplated by the Plans and/or asserting a material liability of either party, which proceeding has not been terminated or the threat thereto removed prior to the closing date or (iii) on the closing date either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares and such suspension continues for a period of 60 days beyond the closing date.

DESCRIPTION OF SHARES TO BE ISSUED
   Full and fractional shares of the Surviving Series will be issued to shareholders of each of the Merging Series in accordance with the procedures under the Plans as described above. Each share will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights.

REASONS FOR THE REORGANIZATION
   The Board considered the Reorganization and adopted the Plans at a meeting on January 29, 2003. At the meeting, the Adviser recommended to the Directors that they adopt the Plans and approve the Plans' submission to the shareholders of each of the Merging Series.

   Management of the Fund is of the view that each Series would benefit from the Reorganization because of the economies of scale that would come with a larger asset base. Management has informed the Board of its belief that a reduction in expenses could potentially be realized as a result of the elimination of duplicative costs presently incurred for services that are performed for each of the Merging Series.

   In making its recommendation, Management considered (i) the compatibility of the investment objectives and policies of each of the Merging Series and the Surviving Series; (ii) the effect of the Reorganization on each of the Merging Series and Surviving Series performance; (iii) the effect of the Reorganization on the expense ratio of each of the Merging Series and Surviving Series relative to their current expense ratios; (iv) the costs to be incurred by each of the Series as a result of the Reorganization; and (v) possible alternatives to the Reorganization. In addition, Management noted that a broader based exposure in the technology sector was more appropriate than a concentrated portfolio in the current technology environment. Further, Management considered that the Reorganization would be effected as a tax-free reorganization.

   Given the above factors and the similarity in the investment strategies of the Series, the Adviser concluded that combining the Merging Series into the Surviving Series would be appropriate and would enable the shareholders of the each Series to benefit from certain economies of scale. The Adviser indicated to the Board its belief that the most appropriate method would be through a tax-free reorganization of the assets of each of the Merging Series and the Surviving Series. The Adviser also stated its belief that the Reorganization is a better alternative than a taxable redemption of Merging Series shares or an outright liquidation and dissolution, and the Board concurred.

   In considering the Adviser's proposal, the Board considered other alternatives that are available to shareholders, including the ability to redeem shares of the Merging Series prior to the Reorganization. The Board also inquired into a number of other factors which include the expense ratios and the investment performance of the Series. The Board was informed of the gross expense ratios of the Series for the most recently completed fiscal year which for the Internet B2B Fund was 5.30%, the Health & Biotechnology Fund was 6.19%, and for the Technology Fund was 3.15%. However, the Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the total annual Fund operating expenses exceed 2.25%. Thus, the net expense ratio of each Series was 2.25%. See the Fee Table on page 7 which reflects the proposed impact on overall expense ratios applicable to Fund shareholders.

   The Board also considered the following comparative investment performance information regarding the Series:

            TOTAL RETURN INFORMATION FOR PERIODS ENDED MARCH 31, 2002

                                                                                                 SINCE
                                         ONE          THREE YEARS          FIVE YEARS          INCEPTION*
                                        YEAR          (ANNUALIZED)        (ANNUALIZED)         (ANNUALIZED)
                                      ---------       ------------        ------------         -------------
Internet B2B ......................   -23.97%              N/A                 N/A              -34.17%
Health & Biotechnology Fund .......   -38.53%              N/A                 N/A              -23.45%
Technology Fund ...................    -8.18%            -46.87%             -3.79%              -5.25%

---------------------
* The inception date of the Internet B2B and the Health & Biotechnology Funds were May 30, 2000. The Technology Fund inception date was October 28, 1996.

   Based upon the factors indicated above, the Board, including the Directors who are not "interested persons" of the Fund (as defined in the Act), has determined that the reorganizations of each of the Merging Series would be in the best interests of the Merging Series' shareholders and that no shareholder's interest would be diluted as a consequence thereof, and approves the Plans' submission to the shareholders of each of the Merging Series.

TAX ASPECTS
   Immediately prior to the Valuation Date referred to in the Plans, each of the Merging Series will pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to each of the Merging Series' shareholders all of the Merging Series' investment company taxable income (computed without regard to any deduction for dividends paid) for taxable years ending on or prior to the closing date and all of its net capital gain, if any (after reduction for any available capital loss carry forward), realized in taxable years ending on or prior to the closing date. Such dividends will be included in the income of each of the Merging Series' shareholders as ordinary income and capital gain, respectively.

   The transfer of the assets of each of the Merging Series for shares of the Surviving Series and the assumption by the Surviving Series of the liabilities of each of the Merging Series, and the liquidation of each of the Merging Series, are intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code (the "Code"). As a condition to the closing of the proposed transaction, the Fund on behalf of each of the Merging Series and the Surviving Series will receive the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, to the effect that, based on certain assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

   (1) each of the Merging Series' transfer of all of its assets to the Surviving Series in exchange for shares of Surviving Series and Surviving Series' assumption of all of each of the Merging Series liabilities, followed by each of the Merging Series' distribution of Surviving Series shares to the Merging Series' shareholders as part of the liquidation of the Merging Series, will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code. Each of the Merging Series and the Surviving Series will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

   (2) no gain or loss will be recognized by the shareholders of the Merging Series upon the exchange of the Merging Series shares for Surviving Series shares (Section 354(a) of the Code),

   (3) the Merging Series will not recognize gain or loss upon the transfer of all of its assets to the Surviving Series in exchange for shares of the Surviving Series and the Surviving Series' assumption of all of the liabilities of the Merging Series (Sections 361(a) and 357(a) of the Code), or upon the distribution of such shares of the Surviving Series to the Merging Series' shareholders in exchange for all of their shares in each of the Merging Series (Section 361(c) of the Code),

   (4) the Surviving Series will not recognize gain or loss upon its receipt of each of the Merging Series' assets in exchange for shares of the Surviving Series (Section 1032(a) of the Code),

   (5) the basis of shares of the Surviving Series received by the shareholders of each of the Merging Series will be the same as their basis in the shares of the Merging Series surrendered in exchange therefor (Section 358(a)(1) of the Code),

   (6) the holding period of shares of the Surviving Series received by the shareholders of each of the Merging Series in exchange for the Merging Series shares will include the period during which they held the Merging Series shares surrendered, provided that such Merging Series shares are capital assets on the date of the exchange (Section 1223(1) of the Code),

   (7) the tax basis of the assets of the Merging Series acquired by the Surviving Series will be the same as the tax basis of such assets to the Merging Series immediately prior to the transaction (Section 362(b) of the Code), and

   (8) the holding period of the assets of the Merging Series in the hands of the Surviving Series will include the period during which those assets were held by the Merging Series (Section 1223(2) of the Code).

   The Fund will have non-qualifying income in an amount equal to its reorganization expenses paid by the Surviving Series. The Fund does not expect such non-qualifying income to prevent it from qualifying as a regulated investment company.

   Immediately prior to the Reorganization, the Merging Series will have a capital loss carryover ("Carryover") totaling approximately $19,000,000. The Surviving Series will be limited in its ability to use this Carryover in the future because the Merging Series will be treated as having undergone an ownership change under Section 382 of the Code. As a result, the usage of the Carryover will be significantly limited in any year only up to an amount equal to the product of (i) the value of the stock of the Merging Series on the date of the Reorganization and (ii) the long-term tax-exempt rate as of that date published by the Internal Revenue Service. For April, the long-term tax-exempt rate is 4.58%.

   Shareholders of the Merging Series should consult their tax advisors regarding the effect, if any, of the proposed transactions in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the proposed transaction, shareholders of the Merging Series should also consult their tax advisers as to state and local tax consequences, if any, of the proposed transaction.

CAPITALIZATION TABLE (UNAUDITED)
   The table below sets forth the existing capitalization of each of the Merging Series and the Surviving Series, as well as the pro forma capitalization of the Surviving Series, as of October 31, 2002. The cost of the Reorganization has been estimated to be approximately $80,000 and will be paid by the Surviving Series.

                              CAPITALIZATION TABLE
                             AS OF OCTOBER 31, 2002

                                                                                            NET ASSET           ADJUSTMENT
                                                                      TOTAL SHARES          VALUE PER               FOR
FUND                                            NET ASSETS            OUTSTANDING             SHARE           REORGANIZATION*
-------                                        -----------            ------------          ---------         ---------------
Amerindo Technology Fund                       $56,473,636             15,188,193            $3.72
Amerindo Internet B2B Fund                     $ 3,942,770              1,486,201            $2.65
Amerindo Health & Biotechnology Fund           $ 2,992,007                746,046            $4.01
Technology Fund Pro Forma Combined
   (Class D Shares of Surviving Series)        $63,408,413             17,052,380            $3.72               $80,000
Technology Fund Pro Forma Combined
   with Internet B2B Fund                      $60,416,406             16,248,077            $3.72               $80,000
Technology Fund Pro Forma Combined
   with Health & Biotechnology Fund            $59,465,643             15,992,496            $3.72               $80,000

-------------------------
* Adjustment to record a liability for costs associated with the proxy. Because each Series Class D Shares have a contractual expense limitation agreement with the Adviser, the costs associated with the proxy are indirectly borne by the Adviser as part of the contractual waiver.

                     ADDITIONAL INFORMATION ABOUT THE SERIES

   Additional information about the Merging Series and the Surviving Series is presented below. Shareholders of the Merging Series should bear in mind that the Reorganization will not result in any change in the investment management or day-to-day operation of the Surviving Series. Such information is incorporated herein by reference from (i) Fund's Prospectus dated February 28, 2003, and Fund's Statement of Additional Information dated February 28, 2003.

INVESTMENT OBJECTIVES AND POLICIES
   Each of the Merging Series and the Surviving Series is a series of an open-end, non-diversified management investment company. The investment objective of the Surviving Series is to seek long-term capital appreciation. The Surviving Series pursues this objective by investing in the equity securities of technology-related companies. The investment objective of the Internet B2B Fund is to seek long-term capital appreciation. The Internet B2B Fund seeks to achieve this objective by investing in the equity securities of technology and Internet business to business companies. The investment objective of the Health & Biotechnology Fund is also long-term capital appreciation by investing in health and biotechnology companies, which the Adviser believes have the potential for capital appreciation. Stock selection for each Series is based on internal fundamental research that is corroborated by technical factors such as price momentum. Decisions with respect to investment by each Series is not based upon the capitalization or size of an issuer but on the assessment of an issuer's fundamental prospects within the technology or health care sectors, as the case may be.

INVESTMENT RESTRICTIONS
   Each Series has certain fundamental investment restrictions which cannot be changed unless approved by a majority of the outstanding shares of each of the Series' shareholders that would be affected by such a change. All of the these investment restrictions are the same for each Series with the exception of the restriction relating to the investment of a Series assets in issuers in any single industry. The Internet B2B Fund and the Technology Fund may invest at least 80% of their assets in the technology and science areas and the Health & Biotechnology Fund may invest at least 80% of its assets in the health and biotechnology areas. These restrictions can be found under the caption "Investment Restrictions" in the Fund's Statement of Additional Information. Also see "Introduction - Investment Objectives and Policies."

PORTFOLIO TRANSACTIONS
   Brokerage practices are the same for the Series.

DIVIDENDS AND DISTRIBUTIONS
   Each Series has elected to be treated as a regulated investment company under the Code. By qualifying, each Series generally will not be subject to Federal income tax to the extent it distributes its investment company taxable income and net capital gains in the manner required under the Code. It is each Series' policy to distribute to shareholders substantially all of its net investment income and net capital gains each year, if any.

RIGHTS OF SHAREHOLDERS
   The Fund is a Maryland corporation and is governed by its Articles of Incorporation. Shares of the Merging Series and the Surviving Series are redeemable at their net asset value. The shares of each Series entitle the holder to one vote per share on the election of the Surviving Series' directors and all other matters submitted to shareholders. All shares of each class of each Series participate equally in its dividends and distributions and in its net assets on liquidation, and all shares of each, when issued, are fully paid and non-assessable, freely transferable and have no preference, pre-emptive or conversion rights. It is not contemplated that the Surviving Series will hold regular annual meetings of shareholders.

ADVISORY ARRANGEMENTS
   Amerindo Investment Advisors Inc. is the investment adviser for the Series. Currently, the management fee payable by each Series to the Adviser under the investment advisory agreement is equal to 1.50% of each Series average daily net assets.

DISTRIBUTION ARRANGEMENTS
   The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Act which regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Fund may pay up to 0.25% of its average daily net assets pursuant to its 12b-1 Plan to compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing, maintaining shareholder accounts and compensating parties with which it has written agreements and whose client own shares.

FURTHER INFORMATION
   The Fund files reports and other information with the SEC. Proxy material, reports and other information about the Merging Series and the Surviving Series which are of public record can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the SEC's regional office at 233 Broadway, New York, New York 10279, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 or by e-mailing the SEC at publicinfo@sec.gov.


                                 VOTING MATTERS

GENERALLY
   This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of the Fund for use at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Amerindo Investment Advisors Inc. at 399 Park Avenue, New York, New York on May 2, 2003 at 2:00 p.m. or any adjournment thereof, to approve or disapprove the Plans. It is expected that the solicitation of proxies will be primarily by mail. Supplemental solicitations may be made by mail, telephone or personal interviews by officers and representatives of the Adviser or Georgeson (as defined herein) The Fund has retained Georgeson Shareholder Communications Inc. ("Georgeson") as the solicitor for the proxies, at an estimated cost of $7,419. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. The Adviser may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.

   As the Meeting date approaches, certain shareholders of the Merging Series may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

   Only shareholders of record of the Merging Series at the close of business on March 12, 2003 (the "Record Date"), are entitled to vote at the Meeting. As of the Record Date, there were 1,393,461.92 shares of the Internet B2B Fund issued and outstanding, with each whole share entitled to one vote and each fraction of a share entitled to a proportionate fraction of a vote. As of the Record Date, there were 726,305.442 shares of the Health & Biotechnology Fund issued and outstanding, with each whole share entitled to one vote and each fraction of a share entitled to a proportionate fraction of a vote.

   As of the Record Date, the officers and directors of the Internet B2B Fund, as a group, owned less than one percent of the outstanding shares of the Internet B2B Fund.

   As of the Record Date, the officers and directors of the Health & Biotechnology Fund, as a group, owned less than one percent of the outstanding shares of the Health & Biotechnology Fund.

   As of the Record Date, the officers and directors of the Technology Fund, as a group, owned less than one percent of the outstanding shares of the Technology Fund.

   As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of Internet B2B Fund:

NAME AND ADDRESS                    % OF OWNERSHIP        NATURE OF OWNERSHIP
----------------                    --------------        -------------------
Donald J. Killelea IRA
Park Plaza 601
5321 North 10th Street
McAllen, Texas 78504                    13.19%                  Record

Charles Schwab & Co.
101 Montgomery Street
San Francisco, California 94104         12.70%                  Record

   As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of the Health & Biotechnology
Fund:

NAME AND ADDRESS                    % OF OWNERSHIP        NATURE OF OWNERSHIP
----------------                    --------------        -------------------
Charles Schwab & Co.
101 Montgomery Street
San Francisco, CA 94104                11.16%                   Record

Raymond James & Associates Inc.
FBO Kredietbank
BIN# 59001578
St. Petersburg, Florida 33716           9.35%                   Record

Northern Trust Co. IRA Cust FBO
Kevin Coogan
36 Jarombek Drive
Towaco, New Jersey 07082                5.54%                   Record

   As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of the Surviving Series:

NAME AND ADDRESS                    % OF OWNERSHIP        NATURE OF OWNERSHIP
----------------                    --------------        -------------------
Charles Schwab & Co.
101 Montgomery Street
San Francisco, California 94104         18.74%                  Record

Fidelity Investments Institutional
   Operations Co., Inc. as Agent for
Certain Employee Benefits
100 Magellan Way
Mailzone KW1C
Covington, Kentucky 41015               16.09%                  Record

   If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the instructions thereon. In the absence of any instructions, such proxy will be voted to approve the Plans. Any shareholder giving a proxy may revoke it at any time before the Meeting by submitting to the Internet B2B Fund and the Health & Biotechnology Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

   If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. These broker non-votes and abstentions will not be treated as votes in favor of the Plans.

QUORUM AND ADJOURNMENTS
   The presence of the holders of a majority of the outstanding shares of the Merging Series, in person or by proxy, constitutes a quorum. However, the mere presence of a quorum at the Meeting may not be sufficient to approve one or more of the proposals. If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

APPRAISAL RIGHTS
   Under the State of Maryland and the Act, shareholders do not have any rights of share appraisal. Shareholders have the right to redeem their shares of each Series at net asset value at any time until the close of business of the closing date of the Reorganization and, thereafter, on any business day shareholders may redeem at net asset value their shares of the Surviving Series acquired by them in the Reorganization.


                              FINANCIAL STATEMENTS

   The financial statements of the Series for the fiscal year ended October 31, 2002 contained in the Fund's 2002 Annual Report to shareholders, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, which are incorporated herein by reference.


                                  OTHER MATTERS

   As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

   The management does not know of any matters to be presented at this Special Meeting of Shareholders other than that mentioned in this Proxy Statement. If any matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                         By Order of the Board of Trustees



                                         HEATHER LEWIS, Secretary

April 7, 2003

                                                                      APPENDIX A
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   AGREEMENT AND PLAN OF REORGANIZATION dated this 13th day of February, 2003, by and between Amerindo Funds Inc., a Maryland corporation (the "Fund"), on behalf of the Amerindo Technology Fund (the "Surviving Series") of the Fund, and the Fund on behalf of the Amerindo Internet B2B Fund (the "Merging Series"), another separate series of Fund.

                              W I T N E S S E T H:

   WHEREAS, the Merging Series and the Surviving Series are separate series of the Fund, an open-end investment management company; and

   WHEREAS, the parties hereto desire to provide for the transfer of all of the assets of the Merging Series to the Surviving Series solely in exchange for shares of beneficial interest (par value $.01) ("shares") of the Surviving Series, which shares of the Surviving Series will thereafter be distributed by the Merging Series pro rata to its shareholders in complete liquidation and complete cancellation of its shares;

   NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

   1. The parties hereto hereby adopt an Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") as follows: The reorganization will be comprised of the transfer of all of the properties, assets and liabilities of the Merging Series solely in exchange for shares of the Surviving Series, followed by the distribution of such Surviving Series shares to the shareholders of the Merging Series in exchange for their shares of the Merging Series, and the liquidation and dissolution of the Merging Series all upon and subject to the terms of the Agreement hereinafter set forth.

   The share transfer books of the Merging Series will be permanently closed on the Valuation Date (as hereinafter defined) and only redemption requests made by shareholders of the Merging Series pursuant to Section 22(e) of the Investment Company Act of 1940 (the "Act") received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Merging Series; redemption requests received by the Merging Series after that date shall be treated as requests for the redemption of the shares of the Surviving Series to be distributed to the shareholder in question as provided in Section 5.

   2. On the Closing Date (as hereinafter defined), all of the assets and liabilities of the Merging Series on that date shall be delivered to the Surviving Series and the number of shares of the Surviving Series having an aggregate net asset value equal to the value of the assets of the Merging Series will be transferred and delivered to the Merging Series.

   3. The net asset value of shares of the Surviving Series and the value of the assets of the Merging Series to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of the Surviving Series and the Merging Series shall be done in the manner used by the Fund in the computation of such net asset value per share as set forth in the current prospectus. The methods used by the Fund in such computation shall be applied to the valuation of the assets of the Merging Series to be transferred to the Surviving Series.

   The Merging Series shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Merging Series' shareholders all of the Merging Series' investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward) (the "RIC dividend").

   4. The closing shall be at the office of the Fund at 399 Park Avenue, New York, New York 10036, on May 9, 2003, or at such other date or place as the parties may designate or as provided below (the "Closing Date"). For purposes of determining the net asset value of shares and value of assets pursuant to paragraph 3, the close of business of the New York Stock Exchange on the Closing Date is herein referred to as the "Valuation Date."

   In the event that on the Valuation Date either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; PROVIDED, HOWEVER, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to this Agreement shall be permitted to terminate this Agreement without liability to either party for such termination.

   5. As soon as practicable after the closing, the Merging Series shall distribute on a PRO RATA basis to those persons who were shareholders of the Merging Series on the Valuation Date the shares of the Surviving Series received by the Merging Series pursuant to the Agreement in liquidation and cancellation of the outstanding shares of the Merging Series. For the purpose of the distribution by the Merging Series of such shares of the Surviving Series to their shareholders, the Fund, on behalf of the Merging Series, will promptly cause Forum Shareholder Services, LLC (the "Transfer Agent") to: (a) credit an appropriate number of shares of the Surviving Series on the books of the Fund to each shareholder of the Merging Series in accordance with a list (the "Shareholder List") of their shareholders received from Merging Series; and (b) confirm an appropriate number of shares of the Surviving Series to each shareholder of the Merging Series. No certificates for shares of the Surviving Series will be issued.

   The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of the Merging Series, indicating his or her share balance. The Merging Series agrees to supply the Shareholder List to the Surviving Series not later than the Closing Date.

   6. As soon as practicable, and in any event within one year after the closing, the Fund shall, on behalf of the Merging Series, (a) effect the dissolution of the Merging Series with the proper Maryland authorities, and (b) either pay or make provision for payment of all of Merging Series' liabilities and taxes.

   7. Subsequent to the date of approval by shareholders of the Merging Series of the transactions contemplated by this Agreement and prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, the Surviving Series will be in compliance with all of its investment policies and restrictions. At the time of delivery of portfolio securities for examination as provided in Section 8, the Merging Series shall deliver to the Surviving Series two copies of a list setting forth the securities then owned by the Merging Series and the respective federal income tax basis thereof.

   8. Portfolio securities or written evidence acceptable to the Surviving Series of record ownership thereof by The Depository Fund Company or through the Federal Reserve Book Entry System or any other depository approved by the Merging Series pursuant to Rule 17f-4 under the Act shall be presented by the custodian, for examination no later than five business days preceding the Closing Date, and shall be delivered, or transferred by appropriate transfer or assignment documents, by the Merging Series on the Closing Date to the Surviving Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be by bank wire payable to the order of the Surviving Series. The number of shares (to the nearest whole share) of the Surviving Series being delivered against the securities and cash of the Merging Series, registered in the name of the Merging Series, shall be delivered to the Merging Series on the Closing Date. Such shares shall thereupon be assigned by the Merging Series to its respective shareholders so that the shares of the Surviving Series may be distributed as provided in Section 5.

   If, at the Closing Date, the custodian is unable to make delivery under this
Section 8 to the Surviving Series of any of the Merging Series' portfolio securities or cash for the reason that any of such securities purchased by the Merging Series', or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to the custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the custodian will deliver to the Surviving Series by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Surviving Series, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by the Surviving Series.

   9. The Surviving Series shall assume the liabilities (including for portfolio securities purchased which have not settled) of the Merging Series, but the Merging Series will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The expenses of the Merging Series and the Surviving Series, respectively, related to the reorganization including legal, accounting, printing, filing, proxy soliciting and portfolio transfer taxes, if any, will be borne by the Surviving Series.

   10. The obligations of the Fund on behalf of the Surviving Series, hereunder shall be subject to the following conditions:

         A. The Board of Directors of the Fund shall have authorized the execution of this Agreement on behalf of the Merging Series and the shareholders of the Merging Series shall have approved the transactions contemplated herein, and the Fund shall have furnished to the Surviving Series copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund; such shareholder approval shall have been by the vote of the holders of a majority of the outstanding voting securities of the Merging Series entitled to vote at a meeting for which proxies have been solicited by the Combined Proxy Statement/Prospectus.

         B. The Fund shall have received an opinion dated the Closing Date of Paul, Hastings, Janofsky & Walker LLP, to the effect that (i) the Merging Series is a validly existing series of the Fund and is in good standing under the laws of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; and (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable on the Fund, on behalf of the Merging Series, and to authorize effectively the transactions contemplated by this Agreement have been taken by the Fund, on behalf of the Merging Series.

         C. The representations and warranties of Fund on behalf of the Merging Series contained herein shall be true and correct at and as of the Closing Date, and the Fund shall have been furnished with a certificate of the President or the Secretary or the Treasurer, dated the Closing Date, to that effect.

         D. On the Closing Date, the Fund shall have furnished a certificate of the Treasurer as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to the Merging Series as of the Closing Date.

         E. A Registration Statement filed by the Fund solely under the Securities Act of 1933 on Form N-14 and containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than April 8, 2003.

         F. The Fund, on behalf of the Surviving Series, shall have received an opinion, dated the Closing Date, of Paul, Hastings, Janofsky & Walker LLP, to the same effect as the opinion contemplated by Section 11D of this Agreement.

   11. The obligations of the Fund on behalf of the Merging Series hereunder shall be subject to the following conditions:

         A. The Board of Directors of the Fund shall have authorized the execution of this Agreement and the transactions contemplated hereby, on behalf of the Surviving Series, and the Fund shall have furnished to the Merging Series copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund.

         B. The Merging Series shall have received an opinion dated the Closing Date of Paul, Hastings, Janofksy & Walker LLP, to the effect that (i) the Surviving Series is a validly existing series of the Fund with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable upon the Fund on behalf of the Surviving Series and to authorize effectively the transactions contemplated by this Agreement have been taken by the Fund, and
   (iii) the shares of the Surviving Series to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

         C. The representations and warranties of the Fund on behalf of the Surviving Series contained herein shall be true and correct at and as of the Closing Date, and the Fund, on behalf of the Merging Series, shall have been furnished with a certificate of the President or the Secretary or the Treasurer of the Fund to that effect dated the Closing Date.

         D. The Fund, on behalf of the Merging Series, shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP to the effect that for federal income tax purposes:

               (a) The Merging Series' transfer of all of its assets to the Surviving Series solely in exchange for shares of the Surviving Series, followed by the Merging Series' distribution of shares of the Surviving Series to the Merging Series' shareholders as part of the liquidation of the Merging Series will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code. The Merging Series and the Surviving Series will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

               (b) No gain or loss will be recognized by the shareholders of the Merging Series upon the exchange of shares of the Surviving Series for the shares of the Merging Series (Section 354(a) of the Code);

               (c) The Merging Series will not recognize gain or loss under the provisions of the Code upon the transfer of all of its assets to the Surviving Series solely in exchange for shares of the Surviving Series and the Surviving Series' assumption of all of the liabilities of the Merging Series (Sections 361(a) and 357(a) of the Code);

               (d) The Surviving Series will not recognize gain or loss upon its receipt of all of the Merging Series' assets solely in exchange for shares of the Surviving Series (Section 1032(a) of the Code);

               (e) The basis of the shares of the Surviving Series received by the shareholders of the Merging Series will be the same as the basis in the shares of the Merging Series surrendered in exchange therefor (Section 358(a)(1) of the Code);

               (f) The holding period of the shares of the Surviving Series received in exchange for Merging Series' shares by the shareholders of the Merging Series will include the period that the shareholders of the Merging Series held the Merging Series shares surrendered in exchange therefor, provided that such Merging Series shares are held by the shareholders as capital assets on the date of the exchange (Section 1223(1) of the Code);

               (g) The tax basis of the Merging Series' assets acquired by the Surviving Series will be the same as the tax basis of such assets to the Merging Series immediately prior to the transaction (Section 362(b) of the Code); and

               (h) The holding period of the assets of the Merging Series in the hands of the Surviving Series will include the period during which those assets were held by the Merging Series (Section 1223(2) of the Code).

         E. A Registration Statement filed by the Fund under the Securities Act of 1933 on Form N-14, containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than April 8, 2003.

   12. The Fund on behalf of the Merging Series hereby represents and warrants that:

               (a) The financial statements of the Merging Series as of October 31, 2002 heretofore furnished to the Surviving Series present fairly the financial position, results of operations, and changes in net assets of the Merging Series as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from November 1, 2002 through the date hereof, there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of the Merging Series, it being agreed that a decrease in the size of the Merging Series due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

               (b) The information furnished by the Merging Series for use in the prospectus contained in the Fund's Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (c) There is no material contingent liability of the Merging Series and no material legal, administrative or other proceedings pending or, to the knowledge of the Merging Series, threatened against Merging Series, not reflected in such prospectus;

               (d) There are no material contracts outstanding to which the Merging Series is a party other than those ordinary in the conduct of its business;

               (e) The Merging Series is duly organized as a series of the Fund, which is a validly existing Maryland corporation;

               (f) All federal and other tax returns and reports of the Merging Series required by law to be filed have been filed, and are true, correct and complete in all material respects, and all federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Merging Series no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Merging Series ended October 31, 2002 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

               (g) The Merging Series has elected to be treated as a regulated investment company and, for each taxable year of its operations, the Merging Series has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Merging Series intends to meet such requirements with respect to its current taxable year. The Merging Series is an investment company within the meaning of Section 368(a)(2)(F)(i) of the Code and (iii) satisfies the diversification requirements of Section 368(a)(2)(F)(ii) of the Code. Not more than 25 percent of the value of the Merging Series' total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the Merging Series' total assets is invested in the stock and securities of five or fewer issuers;

               (h) The Merging Series will transfer to the Surviving Series assets representing at least 90 percent of the fair market value of the net assets and 70 percent of the gross assets held by the Merging Series' immediately prior to the transaction. In calculating these percentages, all redemptions and distributions (other than distributions required pursuant to Section 22(e) of the Act or to enable the Merging Series to qualify as a regulated investment company) made by the Merging Series immediately prior to the transfer and which are part of the plan of reorganization will be considered as assets held by the Merging Series immediately prior to the transfer;

               (i) There is no plan or intention by the shareholders of the Merging Series who own five percent or more of the Merging Series' shares, and, to the best of the knowledge of management of the Merging Series, there is no plan or intention on the part of the remaining shareholders of the Merging Series to sell, exchange, or otherwise dispose of a number of shares of the Surviving Series received in the transaction that would reduce the Merging Series' shareholders' ownership of shares of the Surviving Series to a number of shares having a value as of the Closing Date of less than 50 percent of the value of all of the formerly outstanding stock of the Merging Series as of the Closing Date. There are no dissenters' rights in the transaction, and no cash will be exchanged for stock of the Merging Series in lieu of fractional shares of the Surviving Series. Shares of the Merging Series and shares of the Surviving Series held by a shareholder of the Merging Series and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be considered in making this representation;

               (j) The Merging Series will distribute the shares of the Surviving Series and any other property it receives in this transaction, and its other properties, in pursuance of the plan of reorganization;

               (k) The Merging Series' liabilities assumed by the Surviving Series and the liabilities to which the transferred assets of the Merging Series are subject were incurred in the ordinary course of its business;

               (l) The Merging Series is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

               (m) As soon as practicable, but in no event later than 12 months following the date that all of the assets are transferred to Surviving Series, the Merging Series will be liquidated and dissolved under state law;

               (n) The fair market value of the assets of the Merging Series transferred to the Surviving Series will equal or exceed the sum of the liabilities assumed by the Surviving Series plus the amount of liabilities, if any, to which the transferred assets are subject;

               (o) The sum of the liabilities of the Merging Series to be assumed by the Surviving Series and the expenses of the transaction do not exceed twenty percent of the fair market value of the assets of the Merging Series;

   13. The Fund, on behalf of the Surviving Series hereby represents and warrants that:

               (a) The financial statements of the Surviving Series as of October 31, 2002 heretofore furnished to the Merging Series present fairly the financial position, results of operations, and changes in net assets of the Surviving Series, as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from November 1, 2002 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of the Surviving Series, it being understood that a decrease in the size of the Surviving Series due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

               (b) The information furnished by the Surviving Series for use in the prospectus contained in the Fund's Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (c) There is no material contingent liability of the Surviving Series and no material, legal, administrative or other proceedings pending or, to the knowledge of the Surviving Series, threatened against the Surviving Series, not reflected in such prospectus;

               (d) There are no material contracts outstanding to which the Surviving Series is a party other than those ordinary in the conduct of its business and there are not outstanding options or rights to acquire its shares;

               (e) The Surviving Series is duly organized as a series of the Fund, which is a Maryland corporation; has all necessary and material federal, state and local authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of the Surviving Series which the Surviving Series issues to the Merging Series pursuant to this Agreement will be duly authorized, validly issued, fully-paid and non-assessable; will conform to the description thereof contained in the Fund's Registration Statement, and will be duly registered under the Securities Act of 1933 and the states where registration is required; and the Surviving Series is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

               (f) All federal and other tax returns and reports of the Surviving Series required by law to be filed have been filed, and are true, correct and complete in all material respects, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Surviving Series no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Surviving Series ended October 31, 2002 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

               (g) The shares of the Surviving Series constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code;

               (h) The Surviving Series has elected to be treated as a regulated investment company and, for each fiscal year of its operations, it has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements with respect to its current taxable year. The Surviving Series is an investment company that meets the requirements of a regulated investment company as defined in Section 368(a)(2)(F)(i) of the Code and satisfies the diversification requirements of Section 368(a)(2)(F)(ii) of the Code. Not more than 25 percent of the value of the Surviving Series' total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the Surviving Series' total assets is invested in the stock and securities of five or fewer issuers;

               (i) The Surviving Series has no plan or intention (i) to sell or dispose of any of the assets transferred by the Merging Series, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company or (ii) to redeem or reacquire any of the shares issued by it;

               (j) After consummation of the transactions contemplated by the Agreement, the Surviving Series will continue to operate its business in a substantially unchanged manner;

               (k) Following the transaction, the Surviving Series will continue the historic business of the Merging Series or use a significant portion of the Merging Series' historic business assets in a business; and

               (l) The Surviving Series does not own, directly or indirectly, nor has it owned during the past five years directly or indirectly, any shares of the Merging Series.

   14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied. Each party also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. The Surviving Series hereby represents to and covenants with the Merging Series that, if the reorganization becomes effective, the Surviving Series will treat each shareholder of the Merging Series who received any of its share of the Surviving Series as a result of the reorganization as having made the minimum initial purchase of shares of the Surviving Series received by such shareholder for the purpose of making additional investments in shares of such class, regardless of the value of the shares of the Surviving Series received. Each party hereby further represents and warrants that:

               (a) The fair market value of the shares of the Surviving Series received by each shareholder of the Merging Series will be approximately equal to the fair market value of the shares of the Merging Series surrendered in the exchange;

               (b) The Surviving Series of the Fund will pay all of the expenses, if any, in connection with this transaction; and

               (c) There is no intercorporate indebtedness existing between the Merging Series and the Surviving Series that was issued, acquired, or will be settled at a discount.

   15. The Surviving Series agrees that it will prepare and file a Registration Statement under the Securities Act of 1933 on Form N-14 and which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the Securities Act of 1933. The final form of such proxy statement and prospectus, as amended, is referred to in this Agreement as the "Combined Proxy Statement/Prospectus" and that term shall include any prospectus and/or report to shareholders of the Surviving Series which is included in the material mailed to the shareholders of the Merging Series. Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

   16. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

   17. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

   18. All prior or contemporaneous agreements and representations are merged into this Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

   IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                                           AMERINDO FUNDS INC. on behalf of
                                           THE AMERINDO TECHNOLOGY FUND

                                           By: /S/ Alberto W. Vilar
                                               --------------------------------
                                           Title: Chief Executive Officer

Attest:

_________________________________          AMERINDO FUNDS INC. on behalf of
                                           THE AMERINDO INTERNET B2B FUND

                                           By: /S/ Alberto W. Vilar
                                               --------------------------------
                                           Title: Chief Executive Officer

Attest:

_________________________________

                                                                      APPENDIX B
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   AGREEMENT AND PLAN OF REORGANIZATION dated this 13th day of February, 2003, by and between Amerindo Funds Inc., a Maryland corporation (the "Fund"), on behalf of the Amerindo Technology Fund (the "Surviving Series") of the Fund, and the Fund on behalf of the Amerindo Health and Biotechnology Fund (the "Merging Series"), another separate series of Fund.

                              W I T N E S S E T H:

   WHEREAS, the Merging Series and the Surviving Series are separate series of the Fund, an open-end investment management company; and

   WHEREAS, the parties hereto desire to provide for the transfer of all of the assets of the Merging Series to the Surviving Series solely in exchange for shares of beneficial interest (par value $.01) ("shares") of the Surviving Series, which shares of the Surviving Series will thereafter be distributed by the Merging Series pro rata to its shareholders in complete liquidation and complete cancellation of its shares;

   NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

   1. The parties hereto hereby adopt an Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") as follows: The reorganization will be comprised of the transfer of all of the properties, assets and liabilities of the Merging Series solely in exchange for shares of the Surviving Series, followed by the distribution of such Surviving Series shares to the shareholders of the Merging Series in exchange for their shares of the Merging Series, and the liquidation and dissolution of the Merging Series all upon and subject to the terms of the Agreement hereinafter set forth.

   The share transfer books of the Merging Series will be permanently closed on the Valuation Date (as hereinafter defined) and only redemption requests made by shareholders of the Merging Series pursuant to Section 22(e) of the Investment Company Act of 1940 (the "Act") received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Merging Series; redemption requests received by the Merging Series after that date shall be treated as requests for the redemption of the shares of the Surviving Series to be distributed to the shareholder in question as provided in Section 5.

   2. On the Closing Date (as hereinafter defined), all of the assets and liabilities of the Merging Series on that date shall be delivered to the Surviving Series and the number of shares of the Surviving Series having an aggregate net asset value equal to the value of the assets of the Merging Series will be transferred and delivered to the Merging Series.

   3. The net asset value of shares of the Surviving Series and the value of the assets of the Merging Series to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of the Surviving Series and the Merging Series shall be done in the manner used by the Fund in the computation of such net asset value per share as set forth in the current prospectus. The methods used by the Fund in such computation shall be applied to the valuation of the assets of the Merging Series to be transferred to the Surviving Series.

   The Merging Series shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Merging Series' shareholders all of the Merging Series' investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward) (the "RIC dividend").

   4. The closing shall be at the office of the Fund at 399 Park Avenue, New York, New York 10036, on May 9, 2003, or at such other date or place as the parties may designate or as provided below (the "Closing Date"). For purposes of determining the net asset value of shares and value of assets pursuant to paragraph 3, the close of business of the New York Stock Exchange on the Closing Date is herein referred to as the "Valuation Date."

   In the event that on the Valuation Date either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; PROVIDED, HOWEVER, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to this Agreement shall be permitted to terminate this Agreement without liability to either party for such termination.

   5. As soon as practicable after the closing, the Merging Series shall distribute on a PRO RATA basis to those persons who were shareholders of the Merging Series on the Valuation Date the shares of the Surviving Series received by the Merging Series pursuant to the Agreement in liquidation and cancellation of the outstanding shares of the Merging Series. For the purpose of the distribution by the Merging Series of such shares of the Surviving Series to their shareholders, the Fund, on behalf of the Merging Series, will promptly cause Forum Shareholder Services, LLC (the "Transfer Agent") to: (a) credit an appropriate number of shares of the Surviving Series on the books of the Fund to each shareholder of the Merging Series in accordance with a list (the "Shareholder List") of their shareholders received from Merging Series; and (b) confirm an appropriate number of shares of the Surviving Series to each shareholder of the Merging Series. No certificates for shares of the Surviving Series will be issued.

   The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of the Merging Series, indicating his or her share balance. The Merging Series agrees to supply the Shareholder List to the Surviving Series not later than the Closing Date.

   6. As soon as practicable, and in any event within one year after the closing, the Fund shall, on behalf of the Merging Series, (a) effect the dissolution of the Merging Series with the proper Maryland authorities, and (b) either pay or make provision for payment of all of Merging Series' liabilities and taxes.

   7. Subsequent to the date of approval by shareholders of the Merging Series of the transactions contemplated by this Agreement and prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, the Surviving Series will be in compliance with all of its investment policies and restrictions. At the time of delivery of portfolio securities for examination as provided in Section 8, the Merging Series shall deliver to the Surviving Series two copies of a list setting forth the securities then owned by the Merging Series and the respective federal income tax basis thereof.

   8. Portfolio securities or written evidence acceptable to the Surviving Series of record ownership thereof by The Depository Fund Company or through the Federal Reserve Book Entry System or any other depository approved by the Merging Series pursuant to Rule 17f-4 under the Act shall be presented by the custodian, for examination no later than five business days preceding the Closing Date, and shall be delivered, or transferred by appropriate transfer or assignment documents, by the Merging Series on the Closing Date to the Surviving Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be by bank wire payable to the order of the Surviving Series. The number of shares (to the nearest whole share) of the Surviving Series being delivered against the securities and cash of the Merging Series, registered in the name of the Merging Series, shall be delivered to the Merging Series on the Closing Date. Such shares shall thereupon be assigned by the Merging Series to its respective shareholders so that the shares of the Surviving Series may be distributed as provided in Section 5.

   If, at the Closing Date, the custodian is unable to make delivery under this
Section 8 to the Surviving Series of any of the Merging Series' portfolio securities or cash for the reason that any of such securities purchased by the Merging Series', or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to the custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the custodian will deliver to the Surviving Series by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Surviving Series, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by the Surviving Series.

   9. The Surviving Series shall assume the liabilities (including for portfolio securities purchased which have not settled) of the Merging Series, but the Merging Series will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The expenses of the Merging Series and the Surviving Series, respectively, related to the reorganization including legal, accounting, printing, filing, proxy soliciting and portfolio transfer taxes, if any, will be borne by the Surviving Series.

   10. The obligations of the Fund on behalf of the Surviving Series, hereunder shall be subject to the following conditions:

         A. The Board of Directors of the Fund shall have authorized the execution of this Agreement on behalf of the Merging Series and the shareholders of the Merging Series shall have approved the transactions contemplated herein, and the Fund shall have furnished to the Surviving Series copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund; such shareholder approval shall have been by the vote of the holders of a majority of the outstanding voting securities of the Merging Series entitled to vote at a meeting for which proxies have been solicited by the Combined Proxy Statement/Prospectus.

         B. The Fund shall have received an opinion dated the Closing Date of Paul, Hastings, Janofsky & Walker LLP, to the effect that (i) the Merging Series is a validly existing series of the Fund and is in good standing under the laws of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; and (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable on the Fund, on behalf of the Merging Series, and to authorize effectively the transactions contemplated by this Agreement have been taken by the Fund, on behalf of the Merging Series.

         C. The representations and warranties of Fund on behalf of the Merging Series contained herein shall be true and correct at and as of the Closing Date, and the Fund shall have been furnished with a certificate of the President or the Secretary or the Treasurer, dated the Closing Date, to that effect.

         D. On the Closing Date, the Fund shall have furnished a certificate of the Treasurer as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to the Merging Series as of the Closing Date.

         E. A Registration Statement filed by the Fund solely under the Securities Act of 1933 on Form N-14 and containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than April 8, 2003.

         F. The Fund, on behalf of the Surviving Series, shall have received an opinion, dated the Closing Date, of Paul, Hastings, Janofsky & Walker LLP, to the same effect as the opinion contemplated by Section 11D of this Agreement.

   11. The obligations of the Fund on behalf of the Merging Series hereunder shall be subject to the following conditions:

         A. The Board of Directors of the Fund shall have authorized the execution of this Agreement and the transactions contemplated hereby, on behalf of the Surviving Series, and the Fund shall have furnished to the Merging Series copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund.

         B. The Merging Series shall have received an opinion dated the Closing Date of Paul, Hastings, Janofksy & Walker LLP, to the effect that (i) the Surviving Series is a validly existing series of the Fund with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable upon the Fund on behalf of the Surviving Series and to authorize effectively the transactions contemplated by this Agreement have been taken by the Fund, and
   (iii) the shares of the Surviving Series to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

         C. The representations and warranties of the Fund on behalf of the Surviving Series contained herein shall be true and correct at and as of the Closing Date, and the Fund, on behalf of the Merging Series, shall have been furnished with a certificate of the President or the Secretary or the Treasurer of the Fund to that effect dated the Closing Date.

         D. The Fund, on behalf of the Merging Series, shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP to the effect that for federal income tax purposes:

               (a) The Merging Series' transfer of all of its assets to the Surviving Series solely in exchange for shares of the Surviving Series, followed by the Merging Series' distribution of shares of the Surviving Series to the Merging Series' shareholders as part of the liquidation of the Merging Series will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code. The Merging Series and the Surviving Series will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

               (b) No gain or loss will be recognized by the shareholders of the Merging Series upon the exchange of shares of the Surviving Series for the shares of the Merging Series (Section 354(a) of the Code);

               (c) The Merging Series will not recognize gain or loss under the provisions of the Code upon the transfer of all of its assets to the Surviving Series solely in exchange for shares of the Surviving Series and the Surviving Series' assumption of all of the liabilities of the Merging Series (Sections 361(a) and 357(a) of the Code);

               (d) The Surviving Series will not recognize gain or loss upon its receipt of all of the Merging Series' assets solely in exchange for shares of the Surviving Series (Section 1032(a) of the Code);

               (e) The basis of the shares of the Surviving Series received by the shareholders of the Merging Series will be the same as the basis in the shares of the Merging Series surrendered in exchange therefor (Section 358(a)(1) of the Code);

               (f) The holding period of the shares of the Surviving Series received in exchange for Merging Series' shares by the shareholders of the Merging Series will include the period that the shareholders of the Merging Series held the Merging Series shares surrendered in exchange therefor, provided that such Merging Series shares are held by the shareholders as capital assets on the date of the exchange (Section 1223(1) of the Code);

               (g) The tax basis of the Merging Series' assets acquired by the Surviving Series will be the same as the tax basis of such assets to the Merging Series immediately prior to the transaction (Section 362(b) of the Code); and

               (h) The holding period of the assets of the Merging Series in the hands of the Surviving Series will include the period during which those assets were held by the Merging Series (Section 1223(2) of the Code).

         E. A Registration Statement filed by the Fund under the Securities Act of 1933 on Form N-14, containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than April 8, 2003.

   12. The Fund on behalf of the Merging Series hereby represents and warrants that:

               (a) The financial statements of the Merging Series as of October 31, 2002 heretofore furnished to the Surviving Series present fairly the financial position, results of operations, and changes in net assets of the Merging Series as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from November 1, 2002 through the date hereof, there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of the Merging Series, it being agreed that a decrease in the size of the Merging Series due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

               (b) The information furnished by the Merging Series for use in the prospectus contained in the Fund's Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (c) There is no material contingent liability of the Merging Series and no material legal, administrative or other proceedings pending or, to the knowledge of the Merging Series, threatened against Merging Series, not reflected in such prospectus;

               (d) There are no material contracts outstanding to which the Merging Series is a party other than those ordinary in the conduct of its business;

               (e) The Merging Series is duly organized as a series of the Fund, which is a validly existing Maryland corporation;

               (f) All federal and other tax returns and reports of the Merging Series required by law to be filed have been filed, and are true and correct and complete in all material respects, and all federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Merging Series no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Merging Series ended October 31, 2002 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

               (g) The Merging Series has elected to be treated as a regulated investment company and, for each taxable year of its operations, the Merging Series has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Merging Series intends to meet such requirements with respect to its current taxable year. The Merging Series is an investment company within the meaning of Section 368(a)(2)(F)(i) of the Code and (iii) satisfies the diversification requirements of Section 368(a)(2)(F)(ii) of the Code. Not more than 25 percent of the value of the Merging Series' total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the Merging Series' total assets is invested in the stock and securities of five or fewer issuers;

               (h) The Merging Series will transfer to the Surviving Series assets representing at least 90 percent of the fair market value of the net assets and 70 percent of the gross assets held by the Merging Series' immediately prior to the transaction. In calculating these percentages, all redemptions and distributions (other than distributions required pursuant to Section 22(e) of the Act or to enable the Merging Series to qualify as a regulated investment company) made by the Merging Series immediately prior to the transfer and which are part of the plan of reorganization will be considered as assets held by the Merging Series immediately prior to the transfer;

               (i) There is no plan or intention by the shareholders of the Merging Series who own five percent or more of the Merging Series' shares, and, to the best of the knowledge of management of the Merging Series, there is no plan or intention on the part of the remaining shareholders of the Merging Series to sell, exchange, or otherwise dispose of a number of shares of the Surviving Series received in the transaction that would reduce the Merging Series' shareholders' ownership of shares of the Surviving Series to a number of shares having a value as of the Closing Date of less than 50 percent of the value of all of the formerly outstanding stock of the Merging Series as of the Closing Date. There are no dissenters' rights in the transaction, and no cash will be exchanged for stock of the Merging Series in lieu of fractional shares of the Surviving Series. Shares of the Merging Series and shares of the Surviving Series held by a shareholder of the Merging Series and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be considered in making this representation;

               (j) The Merging Series will distribute the shares of the Surviving Series and any other property it receives in this transaction, and its other properties, in pursuance of the plan of reorganization;

               (k) The Merging Series' liabilities assumed by the Surviving Series and the liabilities to which the transferred assets of the Merging Series are subject were incurred in the ordinary course of its business;

               (l) The Merging Series is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

               (m) As soon as practicable, but in no event later than 12 months following the date that all of the assets are transferred to Surviving Series, the Merging Series will be liquidated and dissolved under state law;

               (n) The fair market value of the assets of the Merging Series transferred to the Surviving Series will equal or exceed the sum of the liabilities assumed by the Surviving Series plus the amount of liabilities, if any, to which the transferred assets are subject;

               (o) The sum of the liabilities of the Merging Series to be assumed by the Surviving Series and the expenses of the transaction do not exceed twenty percent of the fair market value of the assets of the Merging Series;

   13. The Fund, on behalf of the Surviving Series hereby represents and warrants that:

               (a) The financial statements of the Surviving Series as of October 31, 2002 heretofore furnished to the Merging Series present fairly the financial position, results of operations, and changes in net assets of the Surviving Series, as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from November 1, 2002 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of the Surviving Series, it being understood that a decrease in the size of the Surviving Series due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

               (b) The information furnished by the Surviving Series for use in the prospectus contained in the Fund's Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue state-ment of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (c) There is no material contingent liability of the Surviving Series and no material, legal, administrative or other proceedings pending or, to the knowledge of the Surviving Series, threatened against the Surviving Series, not reflected in such prospectus;

               (d) There are no material contracts outstanding to which the Surviving Series is a party other than those ordinary in the conduct of its business and there are not outstanding options or rights to acquire its shares;

               (e) The Surviving Series is duly organized as a series of the Fund, which is a Maryland corporation; has all necessary and material federal, state and local authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of the Surviving Series which the Surviving Series issues to the Merging Series pursuant to this Agreement will be duly authorized, validly issued, fully-paid and non-assessable; will conform to the description thereof contained in the Fund's Registration Statement, and will be duly registered under the Securities Act of 1933 and the states where registration is required; and the Surviving Series is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

               (f) All federal and other tax returns and reports of the Surviving Series required by law to be filed have been filed, and are true, correct and complete in all material respects, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Surviving Series no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Surviving Series ended October 31, 2002 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

               (g) The shares of the Surviving Series constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code;

               (h) The Surviving Series has elected to be treated as a regulated investment company and, for each fiscal year of its operations, it has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements with respect to its current taxable year. The Surviving Series is an investment company that meets the requirements of a regulated investment company as defined in Section 368(a)(2)(F)(i) of the Code and satisfies the diversification requirements of Section 368(a)(2)(F)(ii) of the Code. Not more than 25 percent of the value of the Surviving Series' total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the Surviving Series' total assets is invested in the stock and securities of five or fewer issuers;

               (i) The Surviving Series has no plan or intention (i) to sell or dispose of any of the assets transferred by the Merging Series, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company or (ii) to redeem or reacquire any of the shares issued by it;

               (j) After consummation of the transactions contemplated by the Agreement, the Surviving Series will continue to operate its business in a substantially unchanged manner;

               (k) Following the transaction, the Surviving Series will continue the historic business of the Merging Series or use a significant portion of the Merging Series' historic business assets in a business; and

               (l) The Surviving Series does not own, directly or indirectly, nor has it owned during the past five years directly or indirectly, any shares of the Merging Series.

   14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied. Each party also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. The Surviving Series hereby represents to and covenants with the Merging Series that, if the reorganization becomes effective, the Surviving Series will treat each shareholder of the Merging Series who received any of its share of the Surviving Series as a result of the reorganization as having made the minimum initial purchase of shares of the Surviving Series received by such shareholder for the purpose of making additional investments in shares of such class, regardless of the value of the shares of the Surviving Series received. Each party hereby further represents and warrants that:

               (a) The fair market value of the shares of the Surviving Series received by each shareholder of the Merging Series will be approximately equal to the fair market value of the shares of the Merging Series surrendered in the exchange;

               (b) The Surviving Series of the Fund will pay all of the expenses, if any, in connection with this transaction; and

               (c) There is no intercorporate indebtedness existing between the Merging Series and the Surviving Series that was issued, acquired, or will be settled at a discount.

   15. The Surviving Series agrees that it will prepare and file a Registration Statement under the Securities Act of 1933 on Form N-14 and which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the Securities Act of 1933. The final form of such proxy statement and prospectus, as amended, is referred to in this Agreement as the "Combined Proxy Statement/Prospectus" and that term shall include any prospectus and/or report to shareholders of the Surviving Series which is included in the material mailed to the shareholders of the Merging Series. Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

   16. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

   17. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

   18. All prior or contemporaneous agreements and representations are merged into this Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

   IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                                            AMERINDO FUNDS INC. on behalf of
                                            THE AMERINDO TECHNOLOGY FUND

                                            By: /S/ Alberto W. Vilar
                                                  -----------------------------
                                            Title: Chief Executive Officer

Attest:

---------------------------------

                                            AMERINDO FUNDS INC. on behalf of
                                            THE AMERINDO HEALTH &
                                            BIOTECHNOLOGY FUND

                                            By: /S/ Alberto W. Vilar
                                                  -----------------------------
                                            Title: Chief Executive Officer

Attest:

---------------------------------

                          Vote this proxy card TODAY!
       Your prompt response will save the expense of additional mailings.
            VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

LOG-ON: Vote on the internet at WWW.PROXYWEB.COM and use the control number on the front of your proxy card.

MAIL:    Return the signed proxy card in the enclosed envelope.



                           AMERINDO INTERNET B2B FUND

         PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD MAY 2, 2003


The undersigned shareholder of the Internet B2B Fund revoking previous proxies, hereby appoints Heather Lewis, as attorney-in-fact and proxy of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Amerindo Internet B2B Fund to be held on May 2, 2003 at the offices of Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York 10022, at 2:00 p.m., Eastern time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on the reverse side. As to any other matter, said attorney-in-fact shall vote in accordance with her best judgment.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE OTHER SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU CAN SAVE TIME BY VOTING THROUGH THE INTERNET OR BY TELEPHONE AS DESCRIBED ABOVE.

                                                                            OVER

                                    PROPOSAL


To approve the Agreement and Plan of Reorganization between Amerindo Technology Fund, a series of Amerindo Funds Inc. ("Amerindo") and the Amerindo Internet B2B Fund, another series of Amerindo which contemplates the transfer to the Amerindo Technology Fund of all the assets and liabilities of Amerindo Internet B2B Fund in exchange for shares of Amerindo Technology Fund and the distribution of such shares to the shareholders of Amerindo Internet B2B Fund, the liquidation and dissolution of Amerindo Internet B2B Fund.

FOR ___       AGAINST  ___          ABSTAIN  ___

Dated:  __________________________________, 2003
              Month            Day


--------------------------------------------------
                    Signature(s)


--------------------------------------------------
                    Signature(s)


     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this proxy. If account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                          Vote this proxy card TODAY!
       Your prompt response will save the expense of additional mailings.
            VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

LOG-ON: Vote on the internet at WWW.PROXYWEB.COM and use the control number on the front of your proxy card.

MAIL:    Return the signed proxy card in the enclosed envelope.



                     AMERINDO HEALTH & BIOTECHNOLOGY FUND.

         PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD MAY 2, 2003


The undersigned shareholder of the Amerindo Health & Biotechnology Fund revoking previous proxies, hereby appoints Heather Lewis, as attorney-in-fact and proxy of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Amerindo Health & Biotechnology Fund to be held on May 2, 2003 at the offices of Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York 10022, at 2:00 p.m., Eastern time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on the reverse side. As to any other matter, said attorney-in-fact shall vote in accordance with her best judgment.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE OTHER SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU CAN SAVE TIME BY VOTING THROUGH THE INTERNET OR BY TELEPHONE AS DESCRIBED HEREIN

                                                                            OVER

                                    PROPOSAL


To approve the Agreement and Plan of Reorganization between Amerindo Technology Fund, a series of Amerindo Funds Inc. ("Amerindo") and the Amerindo Health& Biotechnology Fund, another series of Amerindo which contemplates the transfer to the Amerindo Technology Fund of all the assets and liabilities of Amerindo Health & Biotechnology Fund in exchange for shares of Amerindo Technology Fund and the distribution of such shares to the shareholders of Amerindo Health & Biotechnology Fund, the liquidation and dissolution of Amerindo Health & Biotechnology Fund.

FOR ___        AGAINST  ___         ABSTAIN  ___

Dated:  __________________________________, 2003
            Month            Day


--------------------------------------------------
                  Signature(s)


--------------------------------------------------
                  Signature(s)

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this proxy. If account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       STATEMENT OF ADDITIONAL INFORMATION

                 Relating to the reorganization of the assets of

                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                                      into


                            AMERINDO TECHNOLOGY FUND


                                each a series of


                               AMERINDO FUNDS INC.
                                 399 Park Avenue
                            New York, New York 10022


This Statement of Additional Information, relating specifically to the proposed acquisition of all of the assets of the Amerindo Internet B2B Fund and Amerindo Health & Biotechnology Fund, each a series of Amerindo Funds Inc. ("Amerindo") by the Amerindo Technology Fund, another series of Amerindo, consists of this cover page, pro forma financial statements and the following described documents, each of which is incorporated by reference herein:

       The Statement of Additional Information of the Amerindo Technology Fund dated February 28, 2003;

       The Statement of Additional Information of the Amerindo Internet B2B Fund dated February 28, 2003;

       The Statement of Additional Information of Amerindo Health & Biotechnology Fund dated February 28, 2003;

       The Annual Report of Amerindo Technology Fund for the year ended October 31, 2002;

       The Semi-Annual Report of Amerindo Technology Fund for the six months ended April 30, 2002;

       The Annual Report of Amerindo Internet B2B Fund for the year ended October 31, 2002;

       The Semi-Annual Report to Shareholders of the Internet B2B Fund for the six months ended April 30, 2002;

       The Annual Report of Amerindo Health & Biotechnology Fund for the year ended October 31, 2002; and

       The Semi-Annual Report to Shareholders of Amerindo Health & Biotechnology Fund for the six months ended April 30, 2002.

         This Statement of Additional Information is not a prospectus. A Combined Proxy Statement/Prospectus dated April 7, 2003 relating to the above-referenced transaction may be obtained from Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York 10022, (888) 832-4386. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Proxy Statement/Prospectus.

              ADDITIONAL INFORMATION ABOUT AMERINDO TECHNOLOGY FUND

         For additional information about Amerindo Technology Fund, please see the Amerindo Funds Inc. Statement of Additional Information, which is incorporated by referenced herein.

                 ADDITIONAL INFORMATION ABOUT AMERINDO B2B FUND

         For additional information about Amerindo B2B Fund, please see the Amerindo Funds Inc. Statement of Additional Information, which is incorporated by referenced herein.

        ADDITIONAL INFORMATION ABOUT AMERINDO HEALTH & BIOTECHNOLOGY FUND

         For additional information about Amerindo Health & Biotechnology Fund, please see the Amerindo Funds Inc. Statement of Additional Information, which is incorporated by referenced herein.

         Shown below are financial statements for each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund and Pro Forma financial statements for the Combined Fund at October 31, 2002, as though the reorganization occurred as of that date. The first table presents Statements of Assets and Liabilities (unaudited) for each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund and Pro Forma figures for the Technology Fund after the reorganizations. The second table presents Statements of Operations (unaudited) for each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund and Pro Forma figures for the Technology Fund after the reorganizations. The third table presents Portfolio of Investments (unaudited) for each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund and Pro Forma figures for the Technology Fund after the reorganizations. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

         The date of this Statement of Additional Information is April 7, 2003.

                                 AMERINDO FUNDS
           PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 2002

                                                                                                TECHNOLOGY     TECHNOLOGY
                                                                                 HEALTH &          FUND           FUND
                                                 TECHNOLOGY     INTERNET B2B   BIOTECHNOLOGY    PRO FORMA       PRO FORMA
                                                    FUND            FUND           FUND        ADJUSTMENTS      COMBINED
                                                -------------   ------------   -------------   -----------     ----------
ASSETS
Investments, at cost                            $ 189,661,685  $   9,621,300   $   4,271,751                  $ 203,554,736
                                                =============  =============   =============  =============   =============
Investments, at value                           $  49,152,200  $   3,123,424   $   2,686,847                  $  54,962,471
Cash                                                4,613,138        134,679         162,650                      4,910,467
Dividends and interest receivable                       1,510            225             693                          2,428
Receivable due from investment advisor                  1,334          8,222           9,122         80,000(a)       18,678
Receivable for investments sold                     3,099,334        698,386         156,346                      3,954,066
Receivable for shares of beneficial interest
  sold                                                  7,633          1,200           1,200                         10,033
Other assets                                           47,692          3,572           3,059                         54,323
                                                -------------  -------------   -------------  -------------   -------------
      TOTAL ASSETS                                 56,922,841      3,969,708       3,019,917         80,000      63,912,466
                                                -------------  -------------   -------------  -------------   -------------

LIABILITIES
Payable for administration fees                         9,741          9,741           9,741                         29,223
Payable for distribution fees                          11,466          1,087           1,038                         13,591
Payable for investments purchased                     210,261             --              --                        210,261
Payable for shares of beneficial interest
  redeemed                                             20,530            333           3,257         80,000(a)       24,120
Accrued expenses                                      197,207         15,777          13,874                        226,858
                                                -------------  -------------   -------------  -------------   -------------
      TOTAL LIABILITIES                               449,205         26,938          27,910         80,000         504,053
                                                -------------  -------------   -------------  -------------   -------------
      NET ASSETS                                $  56,473,636  $   3,942,770   $   2,992,007        --        $  63,408,413
                                                =============  =============   =============  =============   =============

NET ASSETS
Capital paid-in                                   458,009,644     22,770,737      11,955,903                    492,736,284
Accumulated net realized loss on investments     (261,026,523)   (12,330,091)     (7,378,992)                  (280,735,606)
Net unrealized depreciation on investments       (140,509,485)    (6,497,876)     (1,584,904)                  (148,592,265)
                                                -------------  -------------   -------------  -------------   -------------
      NET ASSETS                                $  56,473,636  $   3,942,770   $   2,992,007                  $  63,408,413
                                                =============  =============   =============  =============   =============



Net Assets                                      $  56,473,636  $   3,942,770   $   2,992,007                  $  63,408,413

Shares Outstanding                                 15,188,193      1,486,201         746,046       (368,060)     17,052,380

Net Asset Value, Offering and Redemption
  Price Per Share                               $        3.72  $        2.65   $        4.01                  $        3.72

             SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

(a)   Adjustment to record a liability for costs associated with the proxy. Because each of the Fund's Class D shares have a contractual expense limitation agreement with the Adviser, the costs associated with the proxy are indirectly borne by the Adviser as part of the contractual waiver.

     STATEMENTS OF OPERATIONS FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2002
                                  (UNAUDITED)

                  PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                                               TECHNOLOGY
                                                                                                  FUND           TECHNOLOGY
                                                                       HEALTH &                    PRO              FUND
                                             TECHNOLOGY  INTERNET   BIOTECHNOLOGY                 FORMA           PRO FORMA
                                                FUND     B2B FUND       FUND       COMBINE    ADJUSTMENTS         COMBINED
                                             ----------  --------   -------------  --------   ------------       ----------
INVESTMENT INCOME:
Interest income                              $  42,431   $  16,101    $  19,747      78,279                       78,279
Dividend income                                    235          23           --         258                          258
                                           -----------  ----------   ---------- -----------    -----------   -----------
      TOTAL INCOME                              42,666      16,124       19,747      78,537           --          78,537
                                           -----------  ----------   ---------- -----------    -----------   -----------
EXPENSES:
Investment advisory fees                     1,137,374      87,521       80,688   1,305,583                    1,305,583
Distribution fees-- Class D                    172,556      10,433        8,041     191,030           --         191,030
Distribution fees-- Class A                     14,232       2,251        3,506      19,989      (19,989)(a)          --
Distribution fees-- Class C                     17,747       6,513        8,001      32,261      (32,261)(a)          --
Administration and accounting fees             116,395     115,051      114,687     346,133     (229,738)(ab)    116,395
Transfer agent fees                            441,054      38,622       30,973     510,649     (150,000)(b)     360,649
Professional fees                              203,506      14,661       15,982     234,149       35,000 (d)     269,149
Printing fees                                  138,176       8,862       11,395     158,433           --         158,433
Registration fees                               67,461         932       38,343     106,736      (40,000)(e)      66,736
Directors' fees and expenses                    42,070       2,184        2,991      47,245           --          47,245
Custodian fees                                  27,643      24,143       21,558      73,344      (53,344)(f)      20,000
Miscellaneous                                   29,132       1,681        1,289      32,102           --          32,102
                                           -----------  ----------   ---------- -----------    -----------   -----------
      TOTAL EXPENSES                         2,407,346     312,854      337,454   3,057,654     (490,332)      2,567,322
                                           -----------  ----------   ---------- -----------    -----------   -----------
Investment advisory fees waived               (686,112)    (87,521)     (80,688)   (854,321)     271,465 (g)    (582,856)
Investment advisory fees reimbursed                 --     (89,050)    (129,817)   (218,867)     218,867 (g)          --
                                           -----------  ----------   ---------- -----------    -----------   -----------
NET EXPENSES                                 1,721,234     136,283      126,949   1,984,466           --       1,984,466
                                           -----------  ----------   ---------- -----------    -----------   -----------
NET INVESTMENT INCOME                       (1,678,568)   (120,159)    (107,202) (1,905,929)          --      (1,905,929)
                                           -----------  ----------   ---------- -----------    -----------   -----------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments sold      (71,777,772) (1,147,597)  (4,029,631)(76,955,000)                 (76,955,000)
Net change in unrealized appreciation
   (depreciation) on investments            65,540,665    (482,045)      (1,667) 65,056,953                   65,056,953
                                           -----------  ----------   ---------- -----------    -----------   -----------
NET LOSS                                    (6,237,107) (1,629,642)  (4,031,298)(11,898,047)                 (11,898,047)
                                           -----------  ----------   ---------- -----------    -----------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                              $(7,915,675)$(1,749,801) $(4,138,500)$(13,803,976)         --     $(13,803,976)
                                           =========== ===========  =========== ============   ===========   ============

                Notes to Pro Forma Combining Financial Statements
                                   (Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of October 31, 2002 and the unaudited Pro Forma Combining Statement of Operations for the year ended October 31, 2002 are intended to present the financial condition and related results of operations if the Amerindo Funds merged.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Adjustment to eliminate Distribution fees associated with the Class A and Class C shares
(b) Adjustment to eliminate duplicate administration fees
(c) Adjustment to eliminate duplicate transfer agent fees
(d) Adjustment of audit fees to reflect expenses incurred for the audit of one combined fund, plus an adjustment to reflect the $80,000 in costs associated with the Reorganizations.
(e) Adjustment to eliminate duplicate blue sky registration fees
(f) Adjustment to eliminate duplicate custodian transaction charges
(g) Adjustment to investment advisory fees waived and reimbursed based on above reductions in overall expenses for one combined fund

            SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                  PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 AMERINDO FUNDS
                                OCTOBER 31, 2002


                                    AMERINDO                AMERINDO            AMERINDO HEALTH &       TECHNOLOGY FUND
                                 TECHNOLOGY FUND        INTERNET B2B FUND      BIOTECHNOLOGY FUND           COMBINED
                               -----------------       ------------------      ------------------      ----------------
    SECURITY DESCRIPTION       SHARES      VALUE       SHARES      VALUE       SHARES      VALUE       SHARES     VALUE
------------------------       ------      -----       ------      -----       ------      -----       ------     -----

COMMON STOCK
Akamai Technologies              493,800  $  478,986      50,000 $   48,500           --         --      543,800 $  527,486
Alkermes                          95,000     875,900          --         --       12,500 $  115,250      107,500    991,150
Amazon.com                       133,300   2,580,688          --         --           --         --      133,300  2,580,688
Ariba                            385,746     910,361      75,000    177,000           --         --      460,746  1,087,361
Ask Jeeves                       337,500     573,750          --         --           --         --      337,500    573,750
Art Technology Group                  --          --     100,000    113,000           --         --      100,000    113,000
Brio Software                    725,000     971,500          --         --           --         --      725,000    971,500
Broadcom, Class A                 61,500     736,770       2,500     29,950           --         --       64,000    766,720
Brocade Communications
Systems                          108,300     744,021      15,000    103,050           --         --      123,300    847,071
Cerus                                 --          --          --         --        5,000     89,100        5,000     89,100
Ciphergen Biosystems                  --          --          --         --       77,800    227,954       77,800    227,954
CoSine Communications            143,500     480,725          --         --           --         --      143,500    480,725
eBay                             207,298  13,109,526      12,510    791,132           --         --      219,808 13,900,658
Expedia, Class A                 135,000   9,134,100      10,000    676,600           --         --      145,000  9,810,700
Gilead Sciences                   70,300   2,442,222          --         --        4,000    138,960       74,300  2,581,182
Homestore.com                    572,500     423,650     129,200     95,608           --         --      701,700    519,258
i2 Technologies                  542,500     423,150      35,000     27,300           --         --      577,500    450,450
IDEC Pharmaceuticals                  --          --          --         --        3,000    138,060        3,000    138,060
ImClone Systems                   77,500     554,977          --         --       15,000    107,415       92,500    662,392
Internap Network Services        191,000      40,110          --         --           --         --      191,000     40,110
Internet Capital Group                --                  50,000     18,500           --         --       50,000     18,500
Juniper Networks                  35,000     203,875          --         --           --         --       35,000    203,875
Kana Software                    207,550     271,890          --         --           --         --      207,550    271,890
LookSmart                        232,500     390,600          --         --           --         --      232,500    390,600
MedImmune                             --          --          --         --       25,000    638,750       25,000    638,750
Millennium Pharmaceuticals            --          --          --         --       14,900    110,856       14,900    110,856
NetScreen Technologies           111,700   1,471,089      15,000    197,550           --         --      126,700  1,668,639
Network Appliance                 78,000     699,738      17,500    156,993           --         --       95,500    856,731
NPS Pharmaceuticals                   --          --          --         --       20,000    519,600       20,000    519,600
Opsware                               --                 102,500     82,000           --         --      102,500     82,000
Overture Services                 60,000   1,651,800       9,000    247,770           --         --       69,000  1,899,570
Protein Design Labs                   --          --          --         --       10,500     87,150       10,500     87,150
Red Hat                          248,400   1,115,316      34,700    155,803           --         --      283,100  1,271,119
Sepracor                              --          --          --         --       13,000    113,100       13,000    113,100
Siebel Systems                    70,000     526,400          --         --           --         --       70,000    526,400
Sycamore Networks                285,000     712,500      12,500     31,250           --         --      297,500    743,750
Telik                             60,000     885,000          --         --       10,000    147,500       70,000  1,032,500
Vertex Pharmaceuticals                --          --          --         --        5,000     98,050        5,000     98,050
Vignette                         207,500     219,950      70,000     74,200           --         --      277,500    294,150
Yahoo!                           186,776   2,786,698          --         --           --         --      186,776  2,786,698
    Total Common Stock                    45,415,292              3,026,206               2,531,745              50,973,243

PREFERRED STOCK
Cancervax, Series B              430,337   1,149,000          --         --       37,453    100,000      467,790  1,249,000
Epicentric, Series D             191,176     296,323      18,908     29,308           --         --      210,084    325,631
Eyetech Pharmaceuticals,
  Series C2                       65,972     474,998          --         --           --         --       65,972    474,998
ZoneTrader                       124,000     248,000          --         --           --         --      124,000    248,000
    Total Preferred Stock                  2,168,321                 29,308                 100,000               2,297,629

CONVERTIBLE NOTES
Cellomics                        147,285     312,245          --         --       25,992     55,102      173,277    367,347
       Total Convertible
Notes                                        312,245                                         55,102                 367,347

WARRANTS
Cellomics, Expires 02/28/06       58,914          --          --         --       10,397         --       69,311         --
Expedia, Expires 02/04/09         35,520   1,256,342       1,920     67,910           --         --       37,440  1,324,252
Eyetech Pharmaceuticals,
  Expires 08/28/09                13,194          --          --         --           --         --       13,194         --
    Total Warrants                         1,256,342                 67,910                      --               1,324,252

    TOTAL INVESTMENTS                    $49,152,200             $3,123,424              $2,686,847             $54,962,471

Notes to the Pro Forma Financial Statements October 31, 2002 (Unaudited)

1.       BASIS OF COMBINATION

         The Pro Forma Combined Statement of Assets and Liabilities, including the Portfolio of Investments ("Pro Forma Statements") as of October 31, 2002, and the related Combined Statement of Operations for the twelve months ended October 31, 2002, reflect the accounts of Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, each a series of Amerindo Funds, Inc. ("Amerindo"). The Pro Forma Combined Statement of Assets and Liabilities has been restated to reflect a tax free exchange of Technology Fund shares as of the close of business on October 31, 2002. The Technology Fund will pay the cost of the reorganization which will be approximately $80,000.

         The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of each of the Internet B2B Fund and the Health & Biotechnology Fund in exchange for the shares of the Technology Fund. In conjunction with the reorganizations, the Technology Fund is the surviving fund.

         The Pro Forma Statements should be read in conjunction with the historical financial statements of Amerindo included in its Statement of Additional Information.

2.       VALUATION

         Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sales are recorded, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Board of Directors, including the use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions. Short-term investments are stated at cost which, together with accrued interest, approximates fair value.

3.       CAPITAL SHARES

         The Pro Forma Combined net asset value per share assumes the issuance of additional shares of the Technology Fund which would have been issued at October 31, 2002, in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the October 31, 2002 net asset value per share of the Technology Fund is ($3.72).

         The Pro Forma number of shares outstanding are determined as follows:

Shares of Technology Fund:  15,188,193

Additional Shares to
be issued to the Internet B2B Fund:  1,059,884

Additional Shares to
be issued to the Health & Biotechnology Fund:  804,303

Pro Forma
Shares Outstanding:  17,052,380

         The Pro Forma Statements assume that all shares of Internet B2B Fund and the Health & Biotechnology Fund outstanding on October 31, 2002 were exchanged, tax free, for shares of the Technology Fund.

4.       PRO FORMA OPERATING EXPENSES

         The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of the Technology Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro Forma operating expenses include the expenses of each series of Amerindo, adjusted for certain items which have been estimated to the best of management's ability. Advisory fees have been charged to the combined entity based upon the contract currently in effect for Amerindo at the level of assets of the combined fund for the stated period.

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